   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 1996


                                                 SECURITIES ACT FILE NO. 33-8058
                                        INVESTMENT COMPANY ACT FILE NO. 811-4802
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/
                          Pre-Effective Amendment No.                        / /
                        Post-Effective Amendment No. 13                      /X/
                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/
                                Amendment No. 14                             /X/
                        (Check appropriate box or boxes)
                             ---------------------


                 MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND

                    OF MERRILL LYNCH MUNICIPAL SERIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              800 SCUDDERS MILL ROAD
              PLAINSBORO, NEW JERSEY                                    08536
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                      MERRILL LYNCH MUNICIPAL SERIES TRUST
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------

                                   COPIES TO:

             PHILIP L. KIRSTEIN, ESQ.                            COUNSEL FOR THE TRUST:
          MERRILL LYNCH ASSET MANAGEMENT                              BROWN & WOOD
                   P.O. BOX 9011                                 ONE WORLD TRADE CENTER
         PRINCETON, NEW JERSEY 08543-9011                     NEW YORK, NEW YORK 10048-0557
                                                          ATTENTION: THOMAS R. SMITH, JR., ESQ.

           IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
                 /X/ immediately upon filing pursuant to paragraph (b)
                 / / on (date) pursuant to paragraph (b)
                 / / 60 days after filing pursuant to paragraph (a)(1)
                 / / on (date) pursuant to paragraph (a)(1)
                 / / 75 days after filing pursuant to paragraph (a)(2)
                 / / on (date) pursuant to paragraph (a)(2) of Rule 485.
           IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                 / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF BENEFICIAL INTEREST UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON DECEMBER 26, 1995.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND

                    OF MERRILL LYNCH MUNICIPAL SERIES TRUST

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

     N-1A
   ITEM NO.                                                           LOCATION
-----------------------------------------------------  --------------------------------------
PART A
Item  1.       Cover Page............................  Cover Page
Item  2.       Synopsis..............................  Fee Table
Item  3.       Condensed Financial Information.......  Financial Highlights; Performance Data
Item  4.       General Description of Registrant.....  Cover Page; Investment Objective and
                                                         Policies; Additional Information
Item  5.       Management of the Fund................  Fee Table; Investment Objective and
                                                         Policies; Portfolio Transactions;
                                                         Management of the Trust; Inside Back
                                                         Cover Page
Item  5A.      Management's Discussion of Fund
                 Performance.........................  Not Applicable
Item  6.       Capital Stock and Other Securities....  Cover Page; Additional Information
Item  7.       Purchase of Securities Being
                 Offered.............................  Cover Page; Merrill Lynch Select
                                                       Pricing(SM) System; Fee Table; Purchase
                                                         of Shares; Shareholder Services;
                                                         Additional Information; Inside Back
                                                         Cover Page
Item  8.       Redemption or Repurchase..............  Merrill Lynch Select Pricing(SM) System;
                                                       Fee Table; Purchase of Shares;
                                                         Redemption of Shares
Item  9.       Pending Legal Proceedings.............  Not Applicable

PART B
Item 10.       Cover Page............................  Cover Page
Item 11.       Table of Contents.....................  Back Cover Page
Item 12.       General Information and History.......  Not Applicable
Item 13.       Investment Objectives and Policies....  Investment Objective and Policies;
                                                         Investment Restrictions
Item 14.       Management of the Fund................  Management of the Trust
Item 15.       Control Persons and Principal Holders
                 of Securities.......................  Management of the Trust; Additional
                                                         Information
Item 16.       Investment Advisory and Other
                 Services............................  Management of the Trust; Purchase of
                                                         Shares; General Information
Item 17.       Brokerage Allocation and Other
                 Practices...........................  Portfolio Transactions
Item 18.       Capital Stock and Other Securities....  General Information
Item 19.       Purchase, Redemption and Pricing of
                 Securities Being Offered............  Purchase of Shares; Redemption of
                                                       Shares; Determination of Net Asset
                                                         Value; Shareholder Services
Item 20.       Tax Status............................  Distributions and Taxes
Item 21.       Underwriters..........................  Purchase of Shares
Item 22.       Calculation of Performance Data.......  Performance Data
Item 23.       Financial Statements..................  Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

FEBRUARY 26, 1996


                 MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND
                      MERRILL LYNCH MUNICIPAL SERIES TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                            ------------------------


     Merrill Lynch Municipal Intermediate Term Fund (the "Fund") of Merrill Lynch Municipal Series Trust (the "Trust") is a mutual fund seeking to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. Under normal market conditions, the Fund invests primarily in a diversified portfolio of investment grade obligations whose interest, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes, with a dollar weighted average maturity of five to twelve years. At times, the Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility of the net asset value of Fund shares. There can be no assurance that the investment objective of the Fund will be realized. For more information on each Fund's investment objectives and policies, please see "Investment Objective and Policies" on page 11.



     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 3.



     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers which have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                            ------------------------


     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated February 26, 1996 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Trust at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.


                            ------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                        CLASS A(a)                 CLASS B(b)                    CLASS C(c)        CLASS D
                                       ------------   -------------------------------------  ------------------    --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on
    Purchases (as a percentage of
    offering price)..................       1.0%(d)                   None                          None              1.0%(d)
  Sales Charge Imposed on Dividend
    Reinvestments....................       None                      None                          None              None
  Deferred Sales Charge (as a
    percentage of original purchase
    price or redemption proceeds,
    whichever is lower)..............       None(e)             1.0% for one year            1.0% for one year        None(e)
  Exchange Fee.......................       None                      None                          None              None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS)
  Investment Advisory Fees(f)........      0.55%                      0.55%                        0.55%             0.55%
  12b-1 Fees(g):
    Account Maintenance Fees.........       None                      0.20%                        0.20%             0.10%
    Distribution Fees................       None                      0.10%                        0.10%              None
                                                       (Class B shares convert to Class D
                                                           shares automatically after
                                                      approximately ten years, cease being
                                                        subject to distribution fees and
                                                        become subject to reduced account
                                                                maintenance fees)
  Other Expenses:
    Custodial Fees...................      0.01%                      0.01%                        0.01%             0.01%
    Shareholder Servicing Costs(h)...      0.05%                      0.07%                        0.05%             0.04%
    Other............................      0.20%                      0.20%                        0.20%             0.20%
                                          ------                       ---                          ---               ----
      Total Other Expenses...........      0.26%                      0.28%                        0.26%             0.25%
                                          ------                       ---                          ---               ----
  Total Fund Operating Expenses+.....      0.81%                      1.13%                        1.11%             0.90%
                                          ======                       ===                          ===               ====


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and certain investment programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D
    Shares" -- page 24.

(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternative -- Class B Shares" -- page 26.

(c) Class C shares of the Fund will be offered only in exchange for Class C shares of other MLAM-advised mutual funds. See "Shareholder
    Services -- Exchange Privilege" -- page 33.


(d) Reduced for purchases of $100,000 and over. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 24.


(e) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 0.20% of amounts redeemed within the first year of purchase. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 24.


(f) See "Management of the Trust -- Management and Advisory
    Arrangements" -- page 20.


(g) See "Purchase of Shares -- Distribution Plans" -- page 29.


(h) See "Management of the Trust -- Transfer Agency Services" -- page 22.


(+) As of October 31, 1995, the Distributor has voluntarily waived all Class C distribution fees due from the Fund. Total Fund Operating Expenses in the fee table above has been restated to assume the absence of such waiver, because the Distributor may discontinue or reduce such waiver of fees at any time without notice. During the fiscal year ended October 31, 1995, the Distributor waived distribution fees totaling .10% for Class C shares after which the Fund's total expense ratio was 1.01% for Class C shares.

EXAMPLE:


                                                                   CUMULATIVE EXPENSES PAID FOR THE
                                                                              PERIOD OF:
                                                                 -------------------------------------
                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
An investor would pay the following expenses on a $1,000
  investment including the maximum $10.00 initial sales charge
  (Class A and Class D shares only) and assuming (1) the Total
  Fund Operating Expenses for each class set forth above, (2) a
  5% annual return throughout the periods and (3) redemption at the end of the period:
     Class A...................................................   $ 18      $36       $55       $109
     Class B...................................................   $ 22      $36       $62       $137
     Class C...................................................   $ 21      $35       $61       $135
     Class D...................................................   $ 19      $38       $59       $120
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
     Class A...................................................   $ 18      $36       $55       $109
     Class B...................................................   $ 12      $36       $62       $137
     Class C...................................................   $ 11      $35       $61       $135
     Class D...................................................   $ 19      $38       $59       $120



     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".


                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM

     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Class A, Class B and Class D shares may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B are sold to investors choosing the deferred sales charge alternative. Class C shares are not offered for sale by the Fund but are available for exchange with Class C shares of other MLAM-advised mutual funds. The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") or an affiliate of MLAM, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM are referred to herein as "MLAM-advised mutual funds".

     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.


     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".

-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A       Maximum 1.0% initial sales       No            No                    No
                    charge(2)(3)
-------------------------------------------------------------------------------------------------
     B         1.0% CDSC for one year        0.20%         0.10%         B shares convert to
                                                                        D shares automatically
                                                                         after approximately
                                                                             ten years(4)
-------------------------------------------------------------------------------------------------
    C(5)       1.0% CDSC for one year        0.20%         0.10%                  No
-------------------------------------------------------------------------------------------------
     D       Maximum 1.0% initial sales      0.10%          No                    No
                     charge(3)
-------------------------------------------------------------------------------------------------



(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.


(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors".


(3) Reduced for purchases of $100,000 or more. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 0.20% CDSC for one year. See "Class A" and "Class D" below.


(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


(5) Class C shares will be issued only upon exchange for Class C shares of another MLAM-advised mutual fund. See "Shareholder Services -- Exchange Privilege".



Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares in that account. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. ("ML&Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML&Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML&Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 1.0%, which is reduced for purchases of $100,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a CDSC of 0.20% if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares".



Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.20% and an ongoing distribution fee of 0.10% of the Fund's average net assets attributable to Class B shares, as well as a CDSC if they are redeemed within one year of purchase. Approximately ten years after issuance, Class B shares of the Fund will convert automatically into Class D shares of the Fund, which are subject to lower account maintenance fees than Class B shares and no distribution fee. Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares is modified as described under "Purchase of Shares -- Deferred Sales Charge Alternative -- Class B Shares -- Conversion of Class B Shares to Class D Shares".


Class C: Class C shares of the Fund are not available for purchase but will be issued only pursuant to the exchange privilege to holders of Class C shares of other MLAM-advised mutual funds who elect to exchange Class C shares of such other MLAM-advised mutual funds for Class C shares of the Fund. Class C shares are subject to an ongoing account maintenance fee of 0.20% and an ongoing distribution fee of 0.10% of the Fund's average net assets attributable to Class C shares. Although Class C shares, like Class B shares, are subject to a 1.0% CDSC for one year, Class C shares have no conversion feature and, accordingly, an investor that acquires Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Trust's Board of Trustees and regulatory limitations.



Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.10% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived such purchases may be subject to a CDSC of 0.20% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares".



     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances.


     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternative. Because no initial sales charges are deducted at the time of purchase, Class B shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternative may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Although Class C shareholders are subject to the same CDSC period and rate as Class B shareholders, Class C shares have no conversion feature and therefore are subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Sales Charges".

                              FINANCIAL HIGHLIGHTS


     The financial information in the tables below has been audited in connection with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Audited financial statements for the year ended October 31, 1995 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in such audited financial statements. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Trust at the telephone number or address on the front cover of this Prospectus.



                                                                                   CLASS A
                                             ------------------------------------------------------------------------------------
                                                                        FOR THE YEAR ENDED OCTOBER 31,
                                             ------------------------------------------------------------------------------------
                                              1995         1994         1993         1992         1991         1990        1989+
                                             -------      -------      -------      -------      -------      -------      ------
Increase (Decrease) in Net Asset Value
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......  $  9.62      $ 10.39      $  9.70      $  9.61      $  9.24      $  9.29      $ 9.45
                                             -------      -------      -------      -------      -------      -------      ------
Investment income -- net...................      .53          .52          .54          .59          .60          .59         .59
Realized and unrealized gain (loss) on
  investments -- net.......................      .38         (.77)         .69          .09          .37         (.05)       (.16)
                                             -------      -------      -------      -------      -------      -------      ------
Total from investment operations...........      .91         (.25)        1.23          .68          .97          .54         .43
                                             -------      -------      -------      -------      -------      -------      ------
Less dividends:
Investment income -- net...................     (.53)        (.52)        (.54)        (.59)        (.60)        (.59)       (.59)
                                             -------      -------      -------      -------      -------      -------      ------
Net asset value, end of period.............  $ 10.00      $  9.62      $ 10.39      $  9.70      $  9.61      $  9.24      $ 9.29
                                             ========     ========     ========     ========     ========     ========     ======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........     9.68%       (2.49)%      13.01%        7.16%       10.90%        5.99%       5.03%#
                                             ========     ========     ========     ========     ========     ========     ======
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................      .81%         .76%         .75%         .86%         .85%         .92%        .90%*
                                             ========     ========     ========     ========     ========     ========     ======
Investment income -- net...................     5.36%        5.19%        5.35%        5.97%        6.34%        6.39%       6.50%*
                                             ========     ========     ========     ========     ========     ========     ======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...  $34,970      $27,653      $24,173      $14,068      $ 6,546      $ 2,233      $1,384
                                             ========     ========     ========     ========     ========     ========     ======
Portfolio turnover.........................   115.78%       52.56%       83.66%       74.20%      129.85%      236.07%      67.88%
                                             ========     ========     ========     ========     ========     ========     ======


---------------

  * Annualized.


  ** Total investment returns exclude the effects of sales loads.

  + Class A shares commenced operations on October 31, 1988.

  # Aggregate total investment return.

                                                                          CLASS B
                          -------------------------------------------------------------------------------------------------------
                                                              FOR THE YEAR ENDED OCTOBER 31,
                          -------------------------------------------------------------------------------------------------------
                            1995        1994        1993        1992       1991        1990        1989        1988       1987+
                          --------    --------    --------    --------    -------    --------    --------    --------    --------
Increase (Decrease) in
  Net Asset Value
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period...  $   9.62    $  10.39    $   9.69    $   9.61    $  9.24    $   9.29    $   9.45    $   9.04    $  10.00
                          --------    --------    --------    --------    -------    --------    --------    --------    --------
Investment
  income -- net.........       .50         .49         .51         .56        .57         .57         .58         .56         .51
Realized and unrealized
  gain (loss) on
  investments -- net....       .38        (.77)        .70         .08        .37        (.05)       (.16)        .41        (.96)
                          --------    --------    --------    --------    -------    --------    --------    --------    --------
Total from investment
  operations............       .88        (.28)       1.21         .64        .94         .52         .42         .97        (.45)
                          --------    --------    --------    --------    -------    --------    --------    --------    --------
Less dividends:
Investment
  income -- net.........      (.50)       (.49)       (.51)       (.56)      (.57)       (.57)       (.58)       (.56)       (.51)
                          --------    --------    --------    --------    -------    --------    --------    --------    --------
Net asset value,
  end of period.........  $  10.00    $   9.62    $  10.39    $   9.69    $  9.61    $   9.24    $   9.29    $   9.45    $   9.04
                          =========   =========   =========   =========   ========   =========   =========   =========   =========
TOTAL INVESTMENT
  RETURN:**
Based on net asset value
  per share.............      9.34%      (2.79)%     12.78%       6.72%     10.56%       5.68%       4.59%      10.95%      (4.62)%#
                          =========   =========   =========   =========   ========   =========   =========   =========   =========
RATIOS TO AVERAGE NET
  ASSETS:
Expenses, excluding
  account maintenance
  and
  distribution fees.....       .83%        .77%        .76%        .86%       .88%        .92%        .87%        .78%        .67%*
                          =========   =========   =========   =========   ========   =========   =========   =========   =========
Expenses................      1.13%       1.07%       1.06%       1.16%      1.18%       1.22%       1.17%       1.08%        .97%*
                          =========   =========   =========   =========   ========   =========   =========   =========   =========
Investment
  income -- net.........      5.05%       4.87%       5.07%       5.68%      6.05%       6.09%       6.22%       6.03%       5.75%*
                          =========   =========   =========   =========   ========   =========   =========   =========   =========
SUPPLEMENTAL DATA:
Net assets, end of
  period
  (in thousands)........  $181,640    $142,152    $158,061    $124,802    $97,998    $109,388    $132,368    $158,872    $186,064
                          =========   =========   =========   =========   ========   =========   =========   =========   =========
Portfolio turnover......    115.78%      52.56%      83.66%      74.20%    129.85%     236.07%      67.88%     119.78%     193.92%
                          =========   =========   =========   =========   ========   =========   =========   =========   =========


---------------

  * Annualized.


  ** Total investment returns exclude the effects of sales loads.


  + Class B shares commenced operations on November 26, 1986.


  # Aggregate total investment return.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)


                                                                    CLASS C                                CLASS D
                                                      ------------------------------------   ------------------------------------
                                                          FOR THE         FOR THE PERIOD         FOR THE         FOR THE PERIOD
                                                         YEAR ENDED      OCTOBER 21, 1994+      YEAR ENDED      OCTOBER 21, 1994+
                                                        OCTOBER 31,       TO OCTOBER 31,       OCTOBER 31,       TO OCTOBER 31,
                                                            1995               1994                1995               1994
                                                      ----------------   -----------------   ----------------   -----------------
Increase (Decrease) in Net Asset Value
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................      $   9.62           $    9.70           $   9.62           $    9.70
                                                      ----------------   -----------------   ----------------   -----------------
Investment income -- net............................           .50                 .01                .52                 .01
Realized and unrealized gain (loss) on
  investments -- net................................           .38                (.08)               .38                (.08)
                                                      ----------------   -----------------   ----------------   -----------------
Total from investment operations....................           .88                (.07)               .90                (.07)
                                                      ----------------   -----------------   ----------------   -----------------
Less dividends:
Investment income -- net............................          (.50)               (.01)              (.52)               (.01)
                                                      ----------------   -----------------   ----------------   -----------------
Net asset value, end of period......................      $  10.00           $    9.62           $  10.00           $    9.62
                                                      =================  ==================  =================  ==================
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................          9.36%               (.71)%#            9.57%               (.71)%#
                                                      =================  ==================  =================  ==================
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account maintenance and
  distribution fees.................................           .81%                .88%*              .80%                .87%*
                                                      =================  ==================  =================  ==================
Expenses............................................          1.01%               1.18%*              .90%                .97%*
                                                      =================  ==================  =================  ==================
Investment income -- net............................          4.76%               4.92%*             5.12%               5.20%*
                                                      =================  ==================  =================  ==================
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............      $  6,485           $       1           $  7,000           $      70
                                                      =================  ==================  =================  ==================
Portfolio turnover..................................        115.78%              52.56%            115.78%              52.56%
                                                      =================  ==================  =================  ==================


---------------

  * Annualized.


  ** Total investment returns exclude the effects of sales loads.


  + Commencement of operations.


  # Aggregate total investment return.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are exempt in their entirety from Federal income taxes ("Municipal Bonds"). The Fund at all times, except during temporary defensive periods, will maintain at least 80% of its net assets invested in Municipal Bonds. The investment objective of the Fund as set forth in the first sentence of this paragraph is a fundamental policy and may not be changed without shareholder approval. At times, the Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of Fund shares. Certain Federal income tax requirements may limit the Fund's ability to engage in hedging transactions. Gains from transactions in futures and options contracts distributed to shareholders will be taxable as capital gains to shareholders.


     While there is no limit on the remaining maturity of individual Municipal Bonds in the Fund's portfolio, depending on market conditions, an intermediate-term dollar weighted average maturity of five to twelve years is anticipated. Generally, as is the case with any investment grade fixed-income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer-term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, the Fund's Manager believes that the yield and price volatility characteristics of an intermediate-term portfolio generally offer an attractive trade-off between return and risk. There may be market conditions, however, where an intermediate-term portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer remaining maturities may be more attractive than individual intermediate-term Municipal Bonds. Nevertheless, the Fund anticipates maintaining a dollar weighted average portfolio maturity of five to twelve years. In the event of any sustained market conditions that make it less desirable to maintain such an intermediate-term average portfolio maturity, the Trustees of the Trust may consider changing the investment policies of the Fund with respect to average portfolio maturity.



     Investment in shares of the Fund offers several benefits. The Fund offers investors the opportunity to receive income exempt from Federal income taxes by investing in a diversified, professionally managed portfolio of Municipal Bonds. The Fund also provides liquidity because of its redemption features and relieves the investor of the burdensome administrative details involved in managing a portfolio of tax-exempt securities. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, the account maintenance and distribution fees in the case of Class B and Class C shares, the account maintenance fee in the case of Class D shares, and operational costs.


     The Fund ordinarily does not intend to realize investment income not exempt from Federal income taxes. The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act"). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other derivative instruments evidencing interests in one or more Municipal Bonds.

     Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "Description of Municipal Bonds" and "Financial Futures and Options Transactions".


     Municipal Bonds may include several types of bonds. The interest on such obligations may be payable at a fixed rate or at a variable or floating rate. The Fund's investments may also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution. The VRDOs in which the Fund will invest are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of a default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.


     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

     The Municipal Bonds purchased by the Fund will be what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A, Baa for bonds, MIG-1, MIG-2, MIG-3, MIG-4 or VMIG-1, VMIG-2, VMIG-3, VMIG-4 for notes and P-1, P-2, P-3 for commercial paper), Standard & Poor's Ratings Group ("Standard & Poor's") (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1, A-2 for commercial paper), or Fitch Investors Service, Inc. ("Fitch") (currently AAA, AA, A, BBB for bonds, F-1, F-2 for notes and F-1, F-2 for commercial paper) or, if unrated, such securities will possess creditworthiness, in the opinion of the Manager of the Fund, comparable to obligations in which the Fund may invest. Obligations ranked in the fourth highest rating category, while considered "investment grade", may have certain speculative characteristics and may be more likely to be downgraded than securities rated in one of the three highest rating categories. See the Appendix to the Statement of Additional Information for more information regarding ratings of debt securities. The Manager considers the ratings assigned by Moody's, Standard & Poor's or Fitch as one of several factors in its credit analysis of issuers. An issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below "investment grade" subsequent to its purchase by the Fund. If an obligation in the Fund's portfolio is downgraded below investment grade, the Manager will consider factors such as price, credit risk, market conditions, financial condition of the issuer and interest rates and will sell such security only if, in the Manager's judgment, it is advantageous to do so.

     The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch, or which, in the Manager's judgment, possess similar credit characteristics. Such securities, sometimes referred to as "high-yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The market prices of high-yielding, lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of the issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of its management and regulatory matters. See "Investment Objective and Policies" in the Statement of Additional Information for a more detailed discussion of the pertinent risk factors involved in investing in "high-yield" or "junk" bonds and the Appendix to the Statement of Additional Information for additional information regarding ratings of debt securities. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

DESCRIPTION OF MUNICIPAL BONDS

     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including constructing and equipping a wide range of public facilities (including water, sewer, gas, electricity, solid waste, health care, transportation, education and housing facilities), refunding outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. For purposes of this Prospectus, such obligations are referred to as Municipal Bonds if the interest paid thereon is exempt from Federal income tax even though such bonds may be "private activity bonds" as discussed below.


     The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity's creditworthiness and its capacity to make timely payment of interest and repayment of principal on a general obligation bond when due will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state or entity's control.



     Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. The Fund will not invest in industrial revenue bonds where the entity supplying the revenues from which the issuer is paid, including predecessors, has a record of less than three years of continuous business operations if such investments, together with investments in other unseasoned issuers, would exceed 10% of its total assets (taken at market value at the time of each investment). Investments involving entities with less than three years of continuous business operations may pose somewhat greater risks due to the lack of a substantial operating history for such entities. The Manager believes, however, that the potential benefits of such investments outweigh the potential risks, particularly given the Fund's limitations on such investments.



     The Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. Normally, IDBs and private activity bonds are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds depends on the revenues of a private entity and should be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, governmental regulation and the entity's dependence on revenues for the operation of the particular facility being financed. The Fund may also invest in so-called "moral obligation" bonds, which are normally issued by special purpose authorities. If an issuer of moral obligation bonds is unable to meet its obligations, repayment of such bonds becomes a moral commitment, but not a legal obligation, of the state or municipality in question.


     The Fund may invest in Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to the risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. The Manager believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allows the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets (however, in accordance with the provisions of certain state laws, the Fund currently will not invest in excess of 10% of its net assets in illiquid securities).

     Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land and/or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation frequently is backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. The Fund, however, may invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager, among other things, also must review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

     The Fund ordinarily does not intend to realize investment income not exempt from Federal income taxes. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in taxable money market obligations with maturities of one year or less (such short-term obligations being referred to hereinafter as "Temporary Investments"). The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest also will be in the following rating categories at the time of purchase:
MIG-1/VMIG-1 through MIG-4/VMIG-4 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 and SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by Standard & Poor's), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch) or, if unrated, of comparable quality in the opinion of the Manager. The Fund may invest in certain tax-exempt securities which are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) and which may subject certain investors to a Federal alternative minimum tax. The percentage of the Fund's net assets invested in "private activity bonds" will vary during the year. See "Distributions and Taxes". In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. The investment objective and policies of the Fund set forth in the first three sentences of the first paragraph of this section and the policies set forth in this paragraph are fundamental policies of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund. The investment policies with respect to the maturities of portfolio investments and the hedging strategies of the Fund, which are described in more detail under "Financial Futures and Options Transactions", are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

     Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation which may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase or sell Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will be reflected thereafter in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid Municipal Bonds having a market value at all times at least equal to the amount of the forward commitment.

CALL RIGHTS

     The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value.

     The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

REPURCHASE AGREEMENTS

     As Temporary Investments, the Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under the repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets.


FINANCIAL FUTURES AND OPTIONS TRANSACTIONS

     The Fund is authorized to purchase and sell certain exchange-traded financial futures contracts ("financial futures contracts") and options thereon solely for the purposes of hedging its investments in Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures contracts or options thereon (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based financial futures contracts to make and accept a cash settlement at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. See "Distributions and Taxes -- Taxes".

     The Fund deals in financial futures contracts traded on the Chicago Board of Trade based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt bonds. There can be no assurance, however, that a liquid secondary market will exist to terminate any particular financial futures contract at any specific time. If it is not possible to close a financial futures contract position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close financial futures contract positions also could have an adverse impact on the Fund's ability to hedge effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. The Fund also may purchase and sell financial futures contracts on U.S. Government securities and write and purchase put and call options on such financial futures contracts as a hedge against adverse changes in interest rates as described more fully in the Statement of Additional Information. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association certificates and three-month U.S. Treasury bills.


     Subject to policies adopted by the Trustees, the Fund also may engage in other financial futures contracts transactions, such as financial futures contracts (and options thereon) on other municipal bond indexes which may become available if the Manager and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Utilization of futures and options transactions involves the risk of imperfect correlation in movements in the price of futures contracts or the related options and movements in the price of the security which is the subject of the hedge. If the price of the futures contract or the related option moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying futures contracts or the related options have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for a financial futures contract or the related option. Also, in the case of The Bond Buyer Municipal Bond Index, the underlying bonds must have a remaining maturity of 19 years or more, while the Fund will maintain an intermediate-term maturity portfolio, which may reduce the correlation. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in the Fund being deemed to be a "commodity pool", as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margins and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts or options. (However, as stated above, the Fund intends to engage in futures and options transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or short-term high-grade fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract or option thereon is unleveraged. It is not anticipated that transactions in financial futures contracts or options thereon will have the effect of increasing portfolio turnover.

     Although certain risks are involved in futures and options transactions, the Manager believes that, because the Fund will engage in futures and options transactions only for hedging purposes, the futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in futures and options transactions. The Fund must meet certain Federal income tax requirements under the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify for the special tax treatment afforded regulated investment companies, including a requirement that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. Additionally, the Fund is required to meet certain diversification requirements under the Code.

     The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices in the past have reached or exceeded the daily limit on a number of consecutive trading days.

     The successful use of futures and options transactions also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract or option thereon is held by the Fund or moves in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund only will engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

     Although it has no present intention to do so, the Fund reserves the authority, subject to the approval of the Trustees, to purchase and sell options on Municipal Bonds in which it may invest as an additional means of hedging its portfolio. Because these options transactions involve certain considerations in addition to those discussed above, the Fund will not enter into any such options transactions without making appropriate disclosure with respect thereto in the currently effective prospectus and statement of additional information of the Fund.

     Reference is made to the Statement of Additional Information for further information on financial futures contracts and certain options thereon.

INVESTMENT RESTRICTIONS


     The Trust has adopted a number of restrictions and policies relating to the investment of the Fund's assets and its activities, which are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. Among the more significant fundamental restrictions, the Fund may borrow amounts up to 33 1/3% of its total assets taken at market value (including the amount borrowed) and up to an additional 5% of its total assets for temporary purposes; however, as a non-fundamental policy, which may be changed by the

Board of Trustees without shareholder approval, the Fund may not borrow amounts in excess of 20% of its total assets (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes .


     Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.

                            MANAGEMENT OF THE TRUST

TRUSTEES

     The Trustees of the Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act. The Trustees are responsible for the overall supervision of the operations of the Trust and the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Trustees are:


     ARTHUR ZEIKEL* -- President of the Manager and FAM; President and Director of Princeton Services, Inc.; Executive Vice President of ML&Co.; Director of the Distributor.


     RONALD W. FORBES -- Professor of Finance, School of Business, State University of New York at Albany.

     CYNTHIA A. MONTGOMERY -- Professor of Finance, Harvard Business School.


     CHARLES C. REILLY -- Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.; Adjunct Professor, Columbia University Graduate School of Business.


     KEVIN A. RYAN -- Professor of Education, Boston University; Founder and current Director of the Boston University Center for the Advancement of Ethics and Character.

     RICHARD R. WEST -- Professor of Finance and former Dean, New York University Leonard N. Stern School of Business Administration.
---------------
* Interested person, as defined in the Investment Company Act, of the Trust.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Manager, which is an affiliate of FAM and is owned and controlled by ML&Co., a financial services holding company and the parent of Merrill Lynch, acts as the manager for the Fund and provides the Fund with management and investment advisory services. The Manager or FAM acts as the investment adviser to more than 130 registered investment companies. The Manager also provides investment advisory services to individuals and institutional accounts. As of January 31, 1996, the Manager and FAM had a total of approximately $202.8 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

     The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Trustees of the Trust, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Manager provides the portfolio manager for the Fund who considers analyses from various sources (including brokerage firms with which the Fund does business), makes the necessary decisions and places transactions accordingly. The Manager also is obligated to provide administrative services necessary for the operation of the Trust and the Fund and all of the office space, facilities, equipment and necessary personnel for management of the Trust and the Fund.


     As compensation for its services, the Manager receives from the Fund at the end of each month a fee at the annual rate of 0.55% of the average daily net assets of the Fund. For the year ended October 31, 1995, the fee paid by the Fund to the Manager was $955,580 (based on average net assets of approximately $173.7 million). At January 31, 1996, the net assets of the Fund aggregated approximately $237.0 million. At this asset level, the annual management fee would aggregate approximately $1.3 million.



     The Management Agreement obligates the Trust to pay certain expenses incurred in the Fund's operations including, among other things, the management fee, legal and audit fees, registration fees, unaffiliated Trustees' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information distributed to shareholders. Accounting services are provided to the Trust by the Manager and the Trust reimburses the Manager for its costs in connection with such services. For the year ended October 31, 1995, the Trust reimbursed the Manager $45,626 for accounting services to the Fund.



     For the year ended October 31, 1995, for the Class A shares, the ratio of total expenses to average net assets was 0.81%; for the Class B shares, the ratio of total expenses, excluding account maintenance and distribution fees, to average net assets was 0.83%; for the Class C shares, the ratio of total expenses, excluding account maintenance and distribution fees, to average net assets was 0.81%; for the Class D shares, the ratio of total expenses, excluding account maintenance fees, to average net assets was 0.80%.



     Vincent R. Giordano and Kenneth A. Jacob are the Portfolio Managers for the Fund. Vincent R. Giordano has been a portfolio manager of the Manager and FAM since 1977 and Senior Vice President of the Manager and FAM since 1984. Kenneth
A. Jacob has been a Vice President of the Manager since 1984. William R. Bock is responsible for the day-to-day management for the Fund. Mr. Bock has been employed by the Manager since 1989 as Vice President and Portfolio Manager.


CODE OF ETHICS


     The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.


     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 to 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Trust's transfer agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D shareholder account and $14.00 per Class B or Class C shareholder account and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the year ended October 31, 1995, the total fee paid by the Fund to the Transfer Agent, for each of the Class A, B, C and D shares, pursuant to the Transfer Agency Agreement was $16,008, $97,308, $1,286 and $1,898, respectively. At January 31, 1996, the Fund had 1,768 Class A shareholder accounts, 10,779 Class B shareholder accounts, 929 Class C shareholder accounts and 407 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate $187,837, plus out-of-pocket expenses.


                               PURCHASE OF SHARES


     The Distributor, an affiliate of both the Manager and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Class A, Class B and Class D shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. Class C shares of the Fund are not available for purchase but will be issued only pursuant to the exchange privilege to holders of Class C shares of other MLAM-advised mutual funds who elect to exchange Class C shares of such other MLAM-advised mutual funds for Class C shares of the Fund.



     The Fund offers its Class A, Class B and Class D shares at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 P.M., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and thereafter may resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Fund's Transfer Agent are not subject to the processing fee.


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the Investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B are sold to investors choosing the deferred sales charge alternative. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC, ongoing distribution fees and higher account maintenance fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 3.


     Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.


-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A       Maximum 1.0% initial sales       No            No                    No
                    charge(2)(3)
-------------------------------------------------------------------------------------------------
     B         1.0% CDSC for one year        0.20%         0.10%         B shares convert to
                                                                        D shares automatically
                                                                         after approximately
                                                                             ten years(4)
-------------------------------------------------------------------------------------------------
     C(5)      1.0% CDSC for one year        0.20%         0.10%                  No
-------------------------------------------------------------------------------------------------
     D       Maximum 1.0% initial sales      0.10%          No                    No
                     charge(3)
-------------------------------------------------------------------------------------------------


---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.


(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives -- Class A and Class D Shares -- Eligible Class A Investors".


(3) Reduced for purchases of $100,000 or more. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 0.20% CDSC if redeemed within one year.



(4) The conversion period for dividend reinvestment shares was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


(5) Class C shares will be issued only upon exchange for Class C shares of another MLAM-advised mutual fund. See "Shareholder Services -- Exchange Privilege".

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.


                                                                     SALES LOAD AS          DISCOUNT TO
                                                SALES LOAD AS         PERCENTAGE*         SELECTED DEALERS
                                                PERCENTAGE* OF     OF THE NET AMOUNT     AS PERCENTAGE* OF
              AMOUNT OF PURCHASE                OFFERING PRICE         INVESTED          THE OFFERING PRICE
----------------------------------------------  --------------     -----------------     ------------------
Less than $100,000............................       1.00%                1.01%                  .95%
$100,000 but less than $250,000...............        .75                  .76                   .70
$250,000 but less than $500,000...............        .50                  .50                   .45
$500,000 but less than $1,000,000.............        .30                  .30                   .27
$1,000,000 and over**.........................        .00                  .00                   .00


---------------
 * Rounded to the nearest one-hundredth percent.


** Class A and Class D purchases of $1 million or more will be subject to a CDSC of 0.20% if the shares are redeemed within one year after purchase. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended. During the fiscal year ended October 31, 1995, the Fund sold 1,647,907 Class A shares for aggregate net proceeds of $16,236,414. The gross sales charges for the sale of Class A shares of the Fund for that year were $3,255, of which $216 and $3,039 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended October 31, 1995, the Distributor received $1,752 with respect to redemptions of Class A shares. During the fiscal year ended October 31, 1995, the Fund sold 1,260,691 Class D shares for aggregate net proceeds of $12,362,696. The gross sales charges for the sale of Class D shares of the Fund for that year were $9,724, of which $655 and $9,069 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended October 31, 1995, the Distributor received no CDSCs with respect to redemptions of Class D shares.



     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser ("MFA") program. In addition, Class A shares are offered at net asset value to ML&Co. and its subsidiaries and their directors and employees and to members of the boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.


     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

     Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors".


     Class A and Class D shares are offered at net asset value to certain Employer Sponsored Retirement or Savings Plans and to Employee Access Accounts(SM) available through employers which provide such plans.



     Class D shares are offered at net asset value to an investor who has a business relationship with a Merrill Lynch financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class D shares also are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has (i) invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated or
(ii) invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has not served as a selected dealer, if certain conditions set forth in the Statement of Additional Information are met.


     Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint(SM) Program.


     Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") and Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Municipal Bond Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Municipal Strategy Fund and High Income Municipal Bond Fund, respectively, in shares of the Fund.


     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.


DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B AND CLASS C SHARES



     The public offering price of Class B shares for investors choosing the deferred sales charge alternative is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. Class C shares of the Fund are not available for purchase but will be issued only pursuant to the exchange privilege to holders of Class C shares of other MLAM-advised mutual funds who elect to exchange Class C shares of such other MLAM-advised mutual funds for Class C shares of the Fund. See "Shareholder Services -- Exchange Privilege". As discussed below, Class B and Class C shares are subject to a one year 1.0% CDSC. Approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.20% of net assets and a distribution fee of 0.10% of net assets as discussed below under "Distribution Plans". The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

     Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares of MLAM-advised mutual funds at the time of purchase from its own funds. See "Distribution Plans" below.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.


     Contingent Deferred Sales Charges -- Class B and Class C Shares. Class B shares purchased on or after October 21, 1994 and Class C shares which are redeemed within one year after acquisition may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     Class B shares purchased prior to October 21, 1994 and redeemed within four years of purchase are subject to a CDSC at the rates set forth below:

                                                                                 CDSC
                                                                            AS A PERCENTAGE
                            YEAR SINCE PURCHASE                            OF DOLLAR AMOUNT
                               PAYMENT MADE                                SUBJECT TO CHARGE
    -------------------------------------------------------------------    -----------------
    0-1................................................................        2.0%
    1-2................................................................        1.5%
    2-3................................................................        1.0%
    3-4................................................................        0.5%
    4 and thereafter...................................................           None


     For the fiscal year ended October 31, 1995, the Distributor received CDSCs of $219,856 and $1,574 with respect to redemptions of Class B and Class C shares, respectively, all of which were paid to Merrill Lynch.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.


     The Class B CDSC is waived on redemptions of shares following the death or disability (as defined in the Code) of a shareholder. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.


     Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of net assets, which is lower than the account maintenance fee borne by Class B shares, and Class D shares are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.20% (in the case of Class B and Class C shares) or 0.10% (in the case of Class D shares) of the average daily net assets of the Fund in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.


     For the year ended October 31, 1995, the Fund paid the Distributor account maintenance fees of $281,321, $1,962 and $3,486 under the Class B, Class C, and Class D Distribution Plans, respectively, and distribution fees of $140,660 and $981 under the Class B and Class C Distribution Plans, respectively.


     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation. As of October 31, 1995, direct cash revenues for the period since commencement of the offering of Class B and Class C shares exceeded direct cash expenses by $3,004,336 and $3,738, respectively (1.65% and 0.06% of Class B and Class C net assets, respectively, at that date). As of December 31, 1994, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch with respect to Class B shares for the period since commencement of operations exceeded fully allocated accrual revenues by approximately $787,000 (0.61% of Class B net assets at that date). Information about Class C shares as of December 31, 1994 is not available since Class C shares were not offered publicly until October 31, 1994. As of October 31, 1995, direct cash revenues for the period since commencement of the offering of Class C shares exceeded direct cash expenses by $3 (0.03% of Class C net assets at that date).


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.
                            ------------------------

     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C or Class D shares, and there is no assurance that the Trustees of the Trust will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternative -- Class B
Shares -- Conversion of Class B Shares to Class D Shares".

                              REDEMPTION OF SHARES

     The Trust is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends declared through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Trust's Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Trust or to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.


     At various times, the Trust may be requested to redeem Fund shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Trust may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

     The Trust also will repurchase Fund shares through a shareholder's listed securities dealer. The Trust normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the regular close of business on the NYSE on the day received and is received by the Trust from such dealer not later than 30 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time) on the same day.



     Dealers have the responsibility of submitting such repurchase requests to the Trust not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Trust (other than any applicable CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a charge on the shareholder for transmitting the notice of repurchase to the Trust. Merrill Lynch may charge its customers a processing fee (currently $4.85) to confirm a repurchase of shares. Redemptions directly through the Fund's Transfer Agent are not subject to the processing fee. The Trust reserves the right to reject any order for repurchase, which right of rejection might affect adversely shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Trust, however, may redeem Fund shares as set forth above.


REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                              SHAREHOLDER SERVICES

     The Trust offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various plans and services, or information on changing options with respect thereto, can be obtained from the Trust by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Included in such services are the following:

     Investment Account. Each shareholder whose account is maintained at the Transfer Agent has an investment account ("Investment Account") and will receive, at least quarterly, statements from the Transfer Agent showing any automatic investment purchases and reinvestments of dividends and capital gain distributions, and any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchase and the reinvestment of dividends and capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from

Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.

     Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other funds.

     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.


     The Fund's exchange privilege is modified with respect to purchases of Class A and Class D shares under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.


     Automatic Reinvestment of Dividends and Capital Gain Distributions. Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, all dividends and capital gain distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share next determined on the payable date of such dividend or distribution. A shareholder may at any time, by notifying the Transfer Agent in writing or by telephone (1-800-MER-FUND), elect to have subsequent dividends or both dividends and capital gain distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gain distributions.


     Systematic Withdrawal Plans. A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program, subject to certain conditions.



     Automatic Investment Plans. Regular additions of Class A, Class B, and Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his regular bank account. The Automatic Investment Program is not available to shareholders whose shares are held in a brokerage account with Merrill Lynch. Alternatively, investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R)/CBA(R) Automated Investment Program.


                             PORTFOLIO TRANSACTIONS


     Subject to the policies established by the Trustees of the Trust, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. The Municipal Bonds and other securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as the price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While reasonably competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. The sale of shares may be taken into consideration as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. The portfolio securities of the Fund generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. Under the Investment Company Act, persons affiliated with the Trust, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high-quality short-term Municipal Bonds subject to certain conditions. In addition, the Trust may not purchase securities, including Municipal Bonds, for the Fund during the existence of any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Trustees of the Trust which comply with rules adopted by the Commission. The Trust has applied for an exemptive order permitting it to, among other things, (i) purchase high quality tax-exempt securities from Merrill Lynch when Merrill Lynch is a member of an underwriting syndicate and (ii) purchase tax-exempt securities from and sell tax-exempt securities to Merrill Lynch in secondary market transactions. An affiliated person of the Trust may serve as its broker in over-the-counter transactions conducted by the Fund on an agency basis only. For the fiscal years ended October 31, 1993 and 1994, the Fund paid no brokerage commissions. For the fiscal year ended October 31, 1995, the Fund paid total brokerage commissions of $10,635, none of which were paid to Merrill Lynch.


                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


     The net investment income of the Fund is declared as dividends daily prior to the determination of the net asset value which is calculated 15 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time) on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of the Fund, including the management and any account maintenance and/or distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the day prior to the settlement date of a redemption order.

     All net realized long-or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually after the close of the Fund's fiscal year. Capital gains distributions will be reinvested automatically in shares of the Fund unless the shareholder elects to receive such distributions in cash.

     The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information -- Determination of Net Asset Value".

     See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gain Distributions" for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends and distributions which are taxable to shareholders as described below are subject to income tax whether they are reinvested in Fund shares or received in cash.

TAXES


     The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.



     To the extent that the dividends distributed to the Fund's Class A, Class B, Class C and Class D shareholders (together, the "shareholders") are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as "exempt-interest dividends" by the Trust, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's Social Security benefits and railroad retirement benefits subject to Federal income tax. The Trust will inform shareholders annually as to the portion of the Fund's distributions which constitutes exempt-interest dividends. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the Fund should consult their tax advisers before purchasing Fund shares.



     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction allowed to corporations under the Code.



     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as having been paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.



     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds", and the Trust will report to shareholders within 60 days after the Fund's taxable year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay an alternative minimum tax on exempt-interest dividends paid by the Fund.



     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.



     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.


     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

     The exemption from Federal income tax for exempt-interest dividends does not necessarily result in an exemption for such dividends under the income or other tax laws of any state or local taxing authority. Shareholders are advised to consult their own tax advisers concerning state and local tax matters.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes.

                                PERFORMANCE DATA


     From time to time the Fund may include its average annual total return, yield and tax-equivalent yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return, yield and tax-equivalent yield are computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.


     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B and Class C shares, the performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.


     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price/net asset value per share on the last day of the period. Tax-equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt. The Commission standardized yield for the 30-day period ended October 31, 1995 was 4.33% for Class A shares, 4.05% for Class B shares, 4.13% for Class C shares and 4.23% for Class D shares and the tax-equivalent yield for the same period (based on a Federal income tax rate of 28%) was 6.01% for Class A shares, 5.63% for Class B shares, 5.74% for Class C shares and 5.88% for Class D shares.


     Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return, yield and tax-equivalent yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its performance to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar") and CDA Investment Technology, Inc. or to data contained in publications such as Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Fund is determined by the Manager once daily 15 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time), on each day during which the NYSE is open for trading. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.


     The net asset value per share of Class A shares generally will be higher than the net asset value per share of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the net asset value per share of Class D shares generally will be higher than the net asset value per share of Class B and Class C shares, reflecting the daily expense accruals of the distribution fees and higher account maintenance and transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes eventually will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

ORGANIZATION OF THE TRUST


     The Trust is an unincorporated business trust organized on August 14, 1986 under the laws of Massachusetts. It is a diversified, open-end management investment company comprised of separate series ("Series"), each of which is a separate portfolio offering shares to selected groups of purchasers. At the date of this Prospectus, the Fund is the only existing Series of the Trust. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest of $.10 par value of different classes. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust. The shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent an interest in the same assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares". The Trustees of the Trust may classify and reclassify the shares of any Series into additional classes at a future date.


     Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. All shares of the Trust have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, as noted above, each class shares of a Series will have exclusive voting rights with respect to matters relating to the account maintenance and distribution expenses being borne solely by such class. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders of a Series in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance or distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except, as noted above, the Class B, Class C and Class D shares bear certain additional expenses. The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and non-assessable by the Trust.

     The Declaration of Trust establishing the Trust, dated August 14, 1986, a copy of which together with all amendments thereto (the "Declaration") is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" (as defined in the Declaration) only shall be liable.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:


                  Merrill Lynch Financial Data Services, Inc.


                                 P.O. Box 45289

                        Jacksonville, Florida 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.


SHAREHOLDER INQUIRIES


     Shareholder inquiries with respect to the Fund may be addressed to the Trust at the address or telephone number set forth on the cover page of this Prospectus.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

               MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND --
                          AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)

       / / Class A shares       / / Class B shares      / / Class D shares

of Merrill Lynch Municipal Intermediate Term Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:


      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.


      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

   1. .................................  4. ....................................

   2. .................................  5. ....................................

   3. .................................  6. ....................................

Name............................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).......................................................
                      First Name           Initial           Last Name

Address.............................................

 ................................................................................
                                            (Zip Code)

Occupation .........................................   Name and Address of Employer.................................................

                                                       .............................................................................

                                                       .............................................................................

 ...................................................    .............................................................................

                 Signature of Owner                                           Signature of Co-Owner (if any)


(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

Ordinary Income Dividends                            Long-term Capital Gains
---------------------------------                    ---------------------------------
SELECT  / /     Reinvest                             SELECT  / /     Reinvest
ONE:   / /      Cash                                 ONE:   / /      Cash
---------------------------------                    ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   / / Check
or   / / Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Municipal Intermediate Term Fund Authorization Form.

SPECIFY TYPE OF ACCOUNT (check one): / / checking / / savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number ........................... Account Number .........................

Bank Address....................................................................


I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.


Signature of Depositor..........................................................

Signature of Depositor ......................................................

Date............................................................................
(if joint account, both must sign)

NOTE:If direct deposit to bank account is selected, your blank, unsigned check marked "VOID" or a deposit slip from your savings account should accompany this application.

               MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND --
                   AUTHORIZATION FORM (PART 1) -- (CONTINUED)
--------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

            -------------------------------------------------------
            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Distributions and Taxes -- Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .............................................................         ............................................................
                      Signature of Owner                                             Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

                                                         ......................,
                                                                19 . . . .
Dear Sir/Madam:                                      Date of initial purchase

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Municipal Intermediate Term Fund or any other investment company with an initial sales charge or deferred sales charge for which the Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

       / / $100,000      / / $250,000     / / $500,000     / / $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Municipal Intermediate Term Fund Prospectus.

   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Municipal Intermediate Term Fund held as security.


By:..............................................................  ...............................................................
                          Signature of Owner                                                Signature of Co-Owner
                                                                              (If registered in joint names, both must sign)


   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ...................................................          (2) Name....................................................

Account Number ............................................           Account Number..............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

                         Branch Office, Address, Stamp

This form when completed should be mailed to:

    Merrill Lynch Municipal Intermediate Term Fund

    c/o Merrill Lynch Financial Data Services, Inc.


    P.O. Box 45289

    Jacksonville, Florida 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases made under a Letter of Intention or Systematic Withdrawal Plan. We guarantee the Shareholder's signature.

 ...............................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

---------                    ------------
                                                  ..............................
---------                    ------------                  F/C Last Name
Branch-Code                    F/C No.
---------                     ---------------

---------                     ---------------
Dealer's Customer Account No.

    MERRILL LYNCH MUNICIPAL INTERMEDIATE FUND -- AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

(PLEASE PRINT)                                                                             ------------------------------------
Name of Owner.......................................................................
                                                                                           ------------------------------------
                                                                                                      Social Security No.
             First Name             Initial             Last Name                               or Taxpayer Identification No.
Address.............................................................................

 ....................................................................................       Account Number...........................
                                                                          (Zip Code)       (if existing account)
Name of Co-Owner (if any)...........................................................
                      First Name          Initial          Last Name
Address.............................................................................

 ....................................................................................
                                                                          (Zip Code)

(PLEASE PRINT)
Name of Owner...................................................................
             First Name             Initial             Last Name
Address.........................................................................

 ................................................................................
                                                                      (Zip Code)
Name of Co-Owner (if any).......................................................
                      First Name          Initial          Last Name
Address.........................................................................

 ................................................................................
                                                                      (Zip Code)


--------------------------------------------------------------------------------
2. SYSTEMATIC WITHDRAWAL PLAN -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of / / Class A or / / Class D shares in Merrill Lynch Municipal Intermediate Term Fund at cost or current offering price. Withdrawals to be made either (check one) / / Monthly on the 24th day of each month, or N Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin
systematic withdrawal on               or as soon as possible thereafter.
                        (month)
SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): / / $
or / /    % of the current value of / / Class A or / / Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: / / check or / / direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   / / as indicated in Item 1.
   / / to the order of..........................................................

Mail to (check one)
   / / the address indicated in Item 1.
   / / Name (please print)......................................................

Address.........................................................................

     ...........................................................................

Signature of Owner
 ..............................................................................

Date............................................................................

Signature of Co-Owner (if any)..................................................


(b) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.


Specify type of account (check one): / / checking / / savings

Name on your account............................................................

Bank Name.......................................................................

Bank Number .............................................................

Account Number..................................................................

Bank Address....................................................................

          ......................................................................

Signature of Depositor
 ..............................................................................

Date............................................................................

Signature of Depositor..........................................................

(if joint account, both must sign)

NOTE: If direct deposit is elected, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

               MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND --
                   AUTHORIZATION FORM (PART 2) -- (CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN


   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

             / / Class A shares          / / Class B shares          / / Class D
shares

of Merrill Lynch Municipal Intermediate Term Fund, subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.


                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Municipal Intermediate Term Fund as indicated below:

   Amount of each ACH debit $...................................................

   Account No...................................................................

Please date and invest ACH debits on the 20th of each month
beginning               or as soon as thereafter as possible.
               (month)


   I agree that you are drawing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of Fund shares including liquidating shares of the Fund and crediting my bank account. I further agree that if a check or debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.


 .................      .......................................
     Date                      Signature of Depositor

                     .......................................
                              Signature of Depositor
                         (If joint account, both must sign)

                   AUTHORIZATION TO HONOR ACH DEBITS DRAWN BY


                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City .......... State .......... Zip Code.......................................

As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.


 .................      .......................................
     Date                      Signature of Depositor

 .................      .......................................
 Bank Account                  Signature of Depositor
  Number                (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    MANAGER

                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:

                                 P.O. Box 9081


                        Princeton, New Jersey 08543-9081


                                   CUSTODIAN

                      State Street Bank and Trust Company
                                  P.O. Box 351
                          Boston, Massachusetts 02101

                                 TRANSFER AGENT


                  Merrill Lynch Financial Data Services, Inc.


                            Administrative Offices:

                           4800 Deer Lake Drive East

                        Jacksonville, Florida 32246-6484

                                Mailing Address:

                                 P.O. Box 45289

                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS


                             Deloitte & Touche LLP

                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0557

------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                           -------------------------
                               TABLE OF CONTENTS


                                               PAGE
                                               ----
Fee Table....................................    2
Merrill Lynch Select Pricing(SM) System........  3
Financial Highlights.........................    8
Investment Objective and Policies............   11
  Description of Municipal Bonds.............   13
  When-Issued Securities and
    Delayed Delivery Transactions............   16
  Call Rights................................   16
  Repurchase Agreements......................   16
  Financial Futures and Options
    Transactions.............................   17
  Investment Restrictions....................   19
Management of the Trust......................   20
  Trustees...................................   20
  Management and Advisory Arrangements.......   20
  Code of Ethics.............................   21
  Transfer Agency Services...................   22
Purchase of Shares...........................   22
  Initial Sales Charge Alternatives --
    Class A and Class D Shares...............   24
  Deferred Sales Charge Alternative --
    Class B and Class C Shares...............   26
  Distribution Plans.........................   29
  Limitations on the Payment of
    Deferred Sales Charges...................   30
Redemption of Shares.........................   31
  Redemption.................................   31
  Repurchase.................................   31
  Reinstatement Privilege --
    Class A and Class D Shares...............   32
Shareholder Services.........................   32
Portfolio Transactions.......................   34
Distributions and Taxes......................   35
  Distributions..............................   35
  Taxes......................................   36
Performance Data.............................   38
Additional Information.......................   40
  Determination of Net Asset Value...........   40
  Organization of the Trust..................   40
  Shareholder Reports........................   41
  Shareholder Inquiries......................   41
Authorization Form...........................   43
                                  Code # 10435-0296


    PROSPECTUS


    February 26, 1996


    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.

    This Prospectus should be
    retained for future reference.
YZa(LOGO)
MERRILL LYNCH
MUNICIPAL INTERMEDIATE
TERM FUND
MERRILL LYNCH MUNICIPAL
SERIES TRUST

STATEMENT OF ADDITIONAL INFORMATION

                 MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND
                      MERRILL LYNCH MUNICIPAL SERIES TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                           -------------------------

     Merrill Lynch Municipal Intermediate Term Fund (the "Fund"), formerly Merrill Lynch Municipal Income Fund, is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"), a diversified, open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. There can be no assurance that the investment objective of the Fund will be realized.

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                           -------------------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated February 26, 1996 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Trust at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                           -------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                           -------------------------


   The date of this Statement of Additional Information is February 26, 1996.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are exempt in their entirety from Federal income taxes ("Municipal Bonds"). The Fund at all times, except during temporary defensive periods, will maintain at least 80% of its net assets invested in Municipal Bonds. At times, the Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of Fund shares. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

     While there is no limit on the remaining maturity of individual Municipal Bonds in the Fund's portfolio, depending on market conditions, an intermediate-term dollar weighted average maturity of five to twelve years is anticipated. Generally, as is the case with any investment grade fixed-income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer-term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, the Fund's manager, Merrill Lynch Asset Management, L.P. (the "Manager"), believes that the yield and price volatility characteristics of an intermediate-term portfolio generally offer an attractive trade-off between return and risk. There may be market conditions, however, where an intermediate-term portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer remaining maturities may be more attractive than individual intermediate-term Municipal Bonds. Nevertheless, the Fund anticipates maintaining a dollar weighted average portfolio maturity of five to twelve years. In the event of any sustained market conditions that make it less desirable to maintain such an intermediate-term average portfolio maturity, the Trustees of the Trust may consider changing the investment policies of the Fund with respect to average portfolio maturity.


     For the years ended October 31, 1994 and 1995 the rates of portfolio turnover were 52.56% and 115.78%, respectively.


     Set forth below is a detailed description of the Municipal Bonds and short-term taxable obligations (such obligations being referred to herein as "Temporary Investments") in which the Fund may invest. A more complete discussion concerning futures transactions is set forth under "Investment Objective and Policies" in the Prospectus. Information with respect to ratings assigned to tax-exempt obligations which the Fund may purchase is set forth in the Appendix to this Statement of Additional Information.

DESCRIPTION OF MUNICIPAL BONDS

     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include the refunding of outstanding obligations and the obtaining of funds for general operating expenses or for loans to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds or industrial development bonds may be issued by or on behalf of public authorities to finance various privately owned or operated facilities, including pollution control facilities, and certain facilities for the local furnishing of water, gas, electricity or sewage or solid waste disposal and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is exempt, in the opinion of bond counsel to the issuer, from Federal income tax. Other types of private activity bonds or industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately owned or operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues.

     The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base, the inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes, and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control.

     Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed. The Fund also may invest in "moral obligation" bonds, which normally are issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Private activity bonds issued after April 15, 1986 and industrial development bonds are in most cases revenue bonds and generally do not constitute the pledge of the credit or taxing power of the issuer of such bonds. Generally, the payment of the principal of and interest on such bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment unless a line of credit, bond insurance or other security is furnished.

     The tax-exempt money market securities in which the Fund may invest may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand obligations ("VRDOs") and participation interests therein ("Participating VRDOs"). Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs.

     VRDOs are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals ranging from daily to up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are set at a rate determined by the remarketing agent or based upon the prime rate of a bank or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the maturity and quality standards of the Fund.

     The Fund also may invest in VRDOs in the form of Participating VRDOs in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. In addition, each Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, if any, and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days therefore will be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

     The Fund may invest up to 20% of its total assets in Municipal Bonds which are rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, in the Manager's judgment, possess similar credit characteristics ("high-yield securities"). See Appendix -- "Ratings of Municipal Bonds" -- for additional information regarding ratings of debt securities. The Manager considers the ratings assigned by Standard & Poor's, Moody's or Fitch as one of several factors in its independent credit analysis of issuers.

     High-yield securities are considered by Standard & Poor's, Moody's and Fitch to have varying degrees of speculative characteristics. Consequently, although high-yield securities can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower-yielding, higher-rated debt securities. Investments in high-yield securities will be made only when, in the judgment of the Manager, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Fund generally will not invest in debt securities in the lowest rating categories (those rated CC or lower by Standard & Poor's or Fitch or Ca or lower by Moody's) unless the Manager believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

     Issuers of high-yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic recession, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High-yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high-yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high-yield securities, there is no established secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high-yield securities does exist, it generally is not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations generally are available on many high-yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     It is expected that a significant portion of the high-yield securities acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high-yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high-yield securities are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

     Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the issuer, the general conditions of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the bonds in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally.

     Municipal Bonds at times may be purchased or sold on a delayed delivery basis or a when-issued basis. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligations and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund only will make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to the settlement date if it is deemed advisable. Purchasing Municipal Bonds on a when-issued basis involves the risk that the yields available in the market when the delivery takes place actually may be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation generally will decrease. The Fund will maintain a separate account at its custodian bank consisting of cash or liquid Municipal Bonds (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

DESCRIPTION OF TEMPORARY INVESTMENTS

     As Temporary Investments, the Fund may invest in short-term taxable securities subject to the limitations set forth under "Investment Objective and Policies" in the Prospectus. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements. These Temporary Investments must have a remaining maturity not in excess of one year from the date of purchase.

     The Trust has established the following standards with respect to money market securities and VRDOs in which the Fund invests. Commercial paper investments at the time of purchase must be rated A-1 through A-3 by Standard & Poor's, F-1 through F-3 by Fitch, or Prime-1 through Prime-3 by Moody's or, if not rated, issued by companies having an outstanding debt issue rated at least A by Standard & Poor's, Moody's or Fitch. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) must be rated at the time of purchase at least A by Standard & Poor's, Moody's or Fitch. Notes and VRDOs at the time of purchase must be rated SP-1/A-1 through SP-2/A-3 by Standard & Poor's, MIG-1/VMIG-1 through MIG-4/VMIG-4 by Moody's or F-1 through F-3 by Fitch. Temporary Investments, if not rated, must be, in the opinion of the Manager, of comparable quality to securities rated in the above rating categories. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of the Fund's total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

REPURCHASE AGREEMENTS

     As Temporary Investments, the Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, on entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent on intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets (however, in accordance with the provisions of certain state laws, the Fund currently will not invest in excess of 10% of its net assets in illiquid securities).


     In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS

     Reference is made to the discussion concerning futures and options transactions under "Investment Objective and Policies" in the Prospectus. Set forth below is additional information concerning these transactions.

     As described in the Prospectus, the Fund may purchase and sell financial futures contracts ("financial futures contracts") or options thereon to hedge its portfolio of Municipal Bonds against declines in the value of such securities and to hedge against increases in the cost of securities the Fund intends to purchase. However, any transactions involving financial futures contracts or options (or puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. See "Investment Objective and Policies -- Investment Restrictions" in the Prospectus. To hedge its portfolio, the Fund may take an investment position in a financial futures contract or the related option which will move in the opposite direction from the portfolio position being hedged. While the Fund's use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce volatility of the net asset value of Fund shares, the Fund anticipates that its net asset value will fluctuate. Set forth below is information concerning futures and options transactions.

     Description of Financial Futures Contracts. A financial futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based financial futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in financial futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC").

     The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the financial futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the financial futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the financial futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Fund deals in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (the "CBT") and The Bond Buyer (the "Municipal Bond Index"). Financial futures contracts based on the Municipal Bond Index began trading on June 11, 1985. The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue bonds and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's, Standard & Poor's or Fitch and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index financial futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under financial futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     As described in the Prospectus, the Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on financial futures contracts on U.S. Government securities in connection with its hedging strategies.

     Subject to policies adopted by the Trustees, the Fund also may engage in other financial futures contract transactions such as financial futures contracts on other municipal bond indexes which may become available if the Manager and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such financial futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of financial futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the financial futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.


     When the Fund intends to purchase Municipal Bonds, the Fund may purchase financial futures contracts as a hedge against any increase in the cost of Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between Municipal Bonds and the financial futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of financial futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.


     Call Options on Financial Futures Contracts. The Fund also may purchase and sell exchange-traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a financial futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the financial futures contract upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the financial futures contract or underlying debt securities. Like the purchase of a financial futures contract, the Fund will purchase a call option on a financial futures contract to hedge against a market advance when the Fund is not fully invested.

     The writing of a call option on a financial futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Financial Futures Contracts. The purchase of a put option on a financial futures contract is analogous to the purchase of a protective put option on a portfolio security. The Fund will purchase a put option on a financial futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

     The writing of a put option on a financial futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

     The writer of an option on a financial futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a financial futures contract involves risks similar to those relating to financial futures contracts.
                            ------------------------

     The Trust has received an order from the Securities and Exchange Commission (the "Commission") exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act") in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Trust from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a financial futures contract may be a "senior security" under the Investment Company Act.

     Restrictions on the Use of Futures and Options Transactions. Under regulations of the CFTC, the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margins and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such transactions. (However, the Fund intends to engage in futures and options transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases financial futures contracts or a call option or writes a put option, an amount of cash, cash equivalents or short-term high-grade fixed income securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the financial futures contract, thereby ensuring that the use of such futures is unleveraged.

     Risk Factors in Futures and Options Transactions. Investment in financial futures contracts involves the risk of imperfect correlation between movements in the price of the financial futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the financial futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the financial futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell financial futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the financial futures contracts. Conversely, the Fund may purchase or sell fewer financial futures contracts if the volatility to the price of the hedged securities is historically less than that of the financial futures contracts.

     The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographic mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time, as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between financial futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such financial futures contracts and the prices of Municipal Bonds held by the Fund may be greater.

     The Fund expects to liquidate a majority of the financial futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular financial futures contract at any specific time. Thus, it may not be possible to close out a financial futures contract position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out financial futures contract positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The Fund will enter into a financial futures contract position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such financial futures contracts.

     The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a financial futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made upon the opening of a financial futures contract position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the financial futures contract can result in substantial unrealized gains or losses. Because the Fund will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

     The amount of risk the Fund assumes when it purchases an option on a financial futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying financial futures contract will not be fully reflected in the value of the option purchased.

     Municipal Bond Index financial futures contracts were approved for trading in 1986. Trading in such financial futures contracts may tend to be less liquid than that in other financial futures contracts. The trading of financial futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

                            INVESTMENT RESTRICTIONS


     The Trust has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:


          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          3. Make investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.


     Under the non-fundamental investment restrictions, the Fund may not:


          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".


          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law.


          d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


          f. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.


          g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

          h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          i. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes.

     In addition, to comply with tax requirements for qualification as a "regulated investment company", the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. [For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer.] These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements.

                            ------------------------

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Trust, the Trust is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions". Without such an exemptive order, the Trust is prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act or are not municipal securities, as defined in the Securities Exchange Act of 1934, in which such firm or any of its affiliates participates as an underwriter or dealer.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS


     Information about the Trustees, executive officers and the portfolio managers of the Trust, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.



     ARTHUR ZEIKEL (63) -- President and Trustee(1)(2) -- President of the Manager (which term, as used herein, includes the Manager's corporate predecessors) since 1977; President of FAM (which term, as used herein, includes FAM's corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").



     RONALD W. FORBES (55) -- Trustee(2) -- 1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany since 1989 and Associate Professor prior thereto; Member, Task Force on Municipal Securities Markets, Twentieth Century Fund.

     CYNTHIA A. MONTGOMERY (43) -- Trustee(2) -- Harvard Business School, Soldiers Field Road, Boston, Massachusetts 20163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation and Newell Co.



     CHARLES C. REILLY (64) -- Trustee(2) -- 9 Hampton Harbor Road, Hampton Bays, N.Y. 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business since 1990; Adjunct Professor, Wharton School, The University of Pennsylvania, 1990; Director, Small Cities CableVision.



     KEVIN A. RYAN (63) -- Trustee(2) -- 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder, current Director and Professor of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.



     RICHARD R. WEST (57) -- Trustee(2) -- Box 604, Genoa, Nevada 89411. Professor of Finance and Dean from 1984 to 1993, New York University Leonard N. Stern School of Business Administration; Professor of Finance from 1976 to 1984 and Dean from 1976 to 1983, Amos Tuck School of Business Administration; Director of Vornado, Inc. (real estate investment trust), Bowne & Co., Inc. (financial printer), Smith Corona Corporation (manufacturer of typewriters and word processors), and Alexander's Inc. (real estate company).



     TERRY K. GLENN (57) -- Executive Vice President(1)(2) -- Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991.



     VINCENT R. GIORDANO (51) -- Senior Vice President(1)(2) -- Portfolio Manager of the Manager and FAM since 1977 and Senior Vice President of the Manager and FAM since 1984; Senior Vice President of Princeton Services since 1993; Vice President of the Manager from 1980 to 1984.



     DONALD C. BURKE (35) -- Vice President(1)(2) -- Vice President and Director of Taxation of the Manager since 1990; employee of Deloitte & Touche LLP from 1982 to 1990.



     KENNETH A. JACOB (44) -- Vice President(1)(2) -- Vice President of the Manager since 1984.



     WILLIAM R. BOCK (60) -- Vice President(1)(2) -- Vice President of the Manager since 1989.



     GERALD M. RICHARD (46) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.



     SUSAN B. BAKER (38) -- Secretary(1)(2) -- Vice President of the Manager since 1993; attorney associated with the Manager since 1987.

---------------
(1) Interested person, as defined in the Investment Company Act, of the Trust.
(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or its affiliate, FAM, acts as investment adviser or manager.

     At February 1, 1996, the Trustees and officers of the Trust as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML&Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.



COMPENSATION OF TRUSTEES



     The Trust pays to each Trustee not affiliated with the Manager a fee of $800 per year plus $400 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Trust also pays members of its Audit and Nominating Committee, which consists of all of the non-affiliated Trustees, a fee of $500 per year; the Chairman of the Audit and Nominating Committee receives an additional fee of $1,000 per year. Fees and expenses paid to the non-affiliated Trustees aggregated $15,897 for the year ended October 31, 1995.



     The following table sets forth for the fiscal year ended October 31, 1995 compensation paid by the Fund to the non-interested Trustees and for the calendar year ended December 31, 1995 the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-interested Trustees.



                                                                                               TOTAL
                                                                                            COMPENSATION
                                                                       PENSION OR          FROM TRUST AND
                                                  AGGREGATE        RETIREMENT BENEFITS    MLAM/FAM ADVISED
                                                 COMPENSATION        ACCRUED AS PART         FUNDS PAID
NAME OF TRUSTEE                                   FROM TRUST       OF TRUST'S EXPENSE      TO TRUSTEES(1)
--------------------------------------------   ----------------    -------------------    ----------------
Ronald W. Forbes(1).........................        $2,900                 None               $147,100
Cynthia A. Montgomery(1)....................        $2,900                 None               $147,100
Charles C. Reilly(1)........................        $2,900                 None               $269,600
Kevin A. Ryan(1)............................        $2,900                 None               $147,100
Richard R. West(1)..........................        $3,900                 None               $294,600


---------------

(1) In addition to the Trust, the Trustees serve on the boards of other MLAM/FAM Advised Funds as follows: Mr. Forbes (37 boards); Ms. Montgomery (37 boards); Mr. Reilly (54 boards); Mr. Ryan (37 boards); and Mr. West (54 boards).


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Trust -- Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Trust.

     Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or FAM. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which the Manager or FAM acts as manager or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     The Trust has entered into a management agreement on behalf of the Fund (the "Management Agreement") with the Manager. As discussed in the Prospectus, the Manager receives for its services to the Fund monthly compensation at an annual rate of 0.55% of the average daily net assets of the Fund. For the years ended October 31, 1993, 1994 and 1995, the fees paid by the Fund to the Manager aggregated $891,237, $999,575 and $955,580, respectively.



     The State of California imposes limitations on the expenses of the Fund. These annual expense limitations require that the Manager reimburse the Fund in an amount necessary to prevent the aggregate ordinary operating expenses of the Fund (excluding interest, taxes, brokerage fees and commissions, distribution fees and extraordinary charges such as litigation costs) from exceeding in a fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. The Manager's obligation to reimburse the Fund is limited to the amount of the management fee. No payment will be made to the Manager during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment. For each of the years ended October 31, 1993, 1994 and 1995, respectively, no reimbursement was required pursuant to the applicable expense limitation provisions discussed above.



     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML&Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation and, if other series should be added ("Series"), a portion of the Trust's general administrative expenses will be allocated on the basis of the asset size of the respective Series. Expenses that will be borne directly by the Series include redemption expenses, expenses of portfolio transactions, expenses of registering Series shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor as described below), fees for legal and auditing services, Commission fees, interest, certain taxes, and other expenses attributable to a particular Series. Expenses which will be allocated on the basis of asset size of the respective Series include fees and expenses of unaffiliated Trustees, state franchise taxes, costs of printing proxies and other expenses related to shareholder meetings, and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and if additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees. Depending on the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. Accounting services are provided to the Trust by the Manager and the Trust reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal year ended October 31, 1995, the Fund paid the Manager $45,626 for accounting services. The Trustees have determined that this is an appropriate method of allocation of expenses. Certain expenses in connection with account maintenance and the distribution of Class B, Class C and Class D shares will be financed by the Trust pursuant to the Distribution Plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans".



     The Manager is a limited partnership, the partners of which are ML&Co. and Princeton Services. ML&Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment

Company Act because of their ownership of the Manager's voting securities or their power to exercise a controlling influence over the Manager's management or policies.


     Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B are sold to investors choosing the deferred sales charge alternative. Class C shares of the Fund are not available for purchase but will be issued only pursuant to the exchange privilege to holders of Class C shares of other MLAM-advised mutual funds who elect to exchange Class C shares of such other MLAM-advised mutual funds for Class C shares of the Fund. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".

     The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by the Manager or its affiliate, FAM. Funds advised by the Manager or FAM are referred to herein as "MLAM-advised mutual funds".

     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES


     The gross sales charges for the sale of Class A shares for the year ended October 31, 1993 were $154,578, of which the Distributor received $10,639 and Merrill Lynch received $143,939. The gross sales charges for the sale of Class A shares for the year ended October 31, 1994 were $131,803, of which the Distributor received $7,395 and Merrill Lynch received $124,408. The gross sales charges for the sale of Class A shares for the year ended October 31, 1995 were $3,255, of which the Distributor received $216 and Merrill Lynch received $3,039. The Distributor and Merrill Lynch did not receive any gross sales charges for the sale of Class D shares for the period from October 21, 1994 (commencement of operations) to October 31, 1994. The gross sales charges for the sale of Class D shares for the year ended October 31, 1995 were $9,724, of which the Distributor received $655 and Merrill Lynch received $9,069.


     The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by a "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or FAM who purchased such closed-end fund shares prior to October 21, 1994, the date the Merrill Lynch Select Pricing(SM) System commenced operations, and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.



     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.



REDUCED INITIAL SALES CHARGES -- CLASS A AND CLASS D SHARES


     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $100,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant record keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares, however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $100,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right for accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.


     Employee Access Accounts(SM). Class A or Class D shares are offered at net asset value to Employee Access Accounts(SM) available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.


     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.


     Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLAM-advised investment companies, ML&Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML&Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML&Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.



     Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied; first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.



     Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after such notice.


     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months. Second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholder, and all material amendments are required to be approved by the vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the contingent deferred sales charge ("CDSC") borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to
(1) 6.25% of eligible gross sales of Class B and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor, however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances, the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


     The following table sets forth comparative information as of October 31, 1995 with respect to the Class B and Class C shares indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B Shares, the Distributor's voluntary maximum for the period November 26, 1986 (commencement of operations) to October 31, 1995.



                                                                                                                    ANNUAL
                                                                                                                 DISTRIBUTION
                                                 ALLOWABLE   ALLOWABLE                 AMOUNTS                      FEE AT
                                     ELIGIBLE    AGGREGATE   INTEREST    MAXIMUM      PREVIOUSLY     AGGREGATE     CURRENT
                                      GROSS        SALES     ON UNPAID    AMOUNT       PAID TO        UNPAID      NET ASSET
                                     SALES(1)     CHARGES    BALANCE(2)  PAYABLE    DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                    ----------   ---------   ---------   --------   --------------   ---------   ------------
FOR CLASS B SHARES -- DATA
  CALCULATED AS OF OCTOBER 31,
  1995 (IN THOUSANDS):
Class B Shares (for the fiscal
  period November 26, 1986
  (commencement of public
  offering) to October 31, 1995):
Under NASD Rule as Adopted.......   $  354,778   $ 22,174     $19,336    $41,510       $  4,025      $ 37,485      $     79
Under Distributor's Voluntary
  Waiver.........................   $  354,778   $ 22,174     $ 1,774    $23,948       $  4,025      $ 19,923      $     79
FOR CLASS C SHARES -- DATA
  CALCULATED AS OF OCTOBER 31,
  1995 (NOT IN THOUSANDS):
Class C Shares (for the fiscal
  period October 21, 1994
  (commencement of public
  offering) to October 31, 1995):
Under NASD Rule as Adopted........  $  607,837   $ 37,990     $   520    $38,510       $  2,866      $ 35,644      $  6,485

---------------

(1) Purchase price of all eligible Class B shares sold since November 26, 1986 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.


(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. With respect to Class B shares, of the distribution fee payments made prior to July 6, 1993 at the 0.30% rate, 0.20% of average daily net assets has been treated as a distribution fee and 0.10% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares -- Distribution Plans" in the Prospectus.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission by order may permit for the protection of shareholders of the Fund.


DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES



     As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternative -- Class B Shares", while Class B shares redeemed within one year of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the years ended October 31, 1993, 1994 and 1995, the Distributor received CDSCs with respect to Class B shares of the Fund of $51,987, $162,923 and $219,856, respectively, all of which was paid to Merrill Lynch. For the year ended October 31, 1995, the Distributor received CDSCs, with respect to Class C shares of the Fund of $1,574 all of which as paid to Merrill Lynch.



     The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access AccountsSM available through employers that provide a retirement plan qualified under Section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                             PORTFOLIO TRANSACTIONS

     Reference is made to "Investment Objective and Policies" and "Portfolio Transactions" in the Prospectus.


     Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as principals in the purchase and sale of securities for the Fund unless such trading is permitted by an exemptive order issued by the Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Trust, including Merrill Lynch, may not serve as dealers in connection with transactions for the Fund. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high-quality short-term Municipal Bonds, subject to certain conditions. During the year ended October 31, 1993, the Fund engaged in four principal transactions with Merrill Lynch aggregating $8,600,000. During the year ended October 31, 1994, the Fund engaged in three principal transactions with Merrill Lynch aggregating $2,300,000. During the year ended October 31, 1995, the Fund engaged in two transactions with Merrill Lynch aggregating $7,263,301. An affiliated person of the Trust may serve as its broker in the over-the-counter transactions conducted on an agency basis.



     The Trust has applied for an exemptive order permitting it to, among other things, (i) purchase high quality tax-exempt securities from Merrill Lynch as a member of an underwriting syndicate and (ii) purchase tax-exempt securities from and sell tax-exempt securities to Merrill Lynch in secondary market transactions. Affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted for the Fund on a agency basis only. The Trustees have considered the possibility of recapturing for the benefit of the Fund dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.



     As a non-fundamental restriction, the Trust will prohibit the purchase or retention by the Fund of the securities of any issuer if the officers and Trustees of the Trust, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than five percent of the securities of that issuer. In addition, under the Investment Company Act, the Trust may not purchase municipal bonds for the Fund from any underwriting syndicate of which Merrill Lynch is a member except pursuant to an exemptive order or rules adopted by the Commission. Rule 10f-3 under the Investment Company Act sets forth conditions under which the Trust may purchase municipal bonds in such transactions. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by the Trust, the amount of municipal bonds which may be purchased in any one issue and the assets of the Fund which may be invested in a particular issue.


     The Trust does not expect to use any particular dealer in the execution of transactions but, subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expense of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. The Trust has no obligation to deal with any broker in the execution of transactions for the Fund's portfolio securities. In addition, consistent with the Rules of Fair Practice of the NASD and policies established by the Trust's Trustees, the Manager may consider sales of shares of the Trust as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust.


     For the fiscal years ended October 31, 1993 and 1994, the Fund paid no brokerage commissions. For the fiscal year ended October 31, 1995, the Fund paid total brokerage commissions of $10,635.


     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

     Reference is made to "Additional Information -- Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value.


     The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, Monday through Friday 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The net asset value per share of the Class B, Class C and Class D shares generally will be lower than the net asset value per share of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the net asset value per share of Class B and Class C shares generally will be lower than the net asset value per share of Class D shares reflecting the daily expense accruals of the distribution fees and higher account maintenance and transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the net asset value per share of the four classes eventually will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.


     The Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Options on financial futures contracts on U.S. Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased by the Fund and their last asked price in the case of options written by the Fund. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

                              SHAREHOLDER SERVICES

     The Trust offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans described below can be obtained from the Trust, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive, at least quarterly, statements from the Transfer Agent showing any automatic investment purchases and reinvestments of dividends and capital gain distributions activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends and capital gain distributions. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if an eligible Class A investor as described in the Prospectus) or Class B or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Trust is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. The Automatic Investment Plan is not available to shareholders whose shares are held in brokerage accounts with Merrill Lynch. Alternatively, investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R)accounts or in certain related accounts in amounts of $100 or more through the CMA(R)/CBA(R) Automated Investment Program.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Unless specific instructions are given as to the method of payment of dividends and capital gain distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the payment date for such dividends and distributions. Shareholders may elect in writing to receive either their income dividends or capital gain distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

     Shareholders, at any time, may notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gain distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS -- CLASS A AND CLASS D SHARES

     A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders who have acquired Class A or Class D shares with a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her Class A or Class D shares. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Fund Class A or Class D shares, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities.

The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.


     Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA(R)/CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.


EXCHANGE PRIVILEGE


     Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares are also exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.


     Exchange of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual funds ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, dividend reinvestment Class A and Class D shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.


     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B and Class C shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B or Class C shares acquired through the use of the exchange privilege. In addition, Class B and Class C shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period for the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for six months. The 1% CDSC that generally would apply to a redemption would not apply to the exchange. Three and a half years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the six month holding period of Fund Class B shares to the three and a half year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for four years.



     Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for six months and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 1% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund with a four-year CDSC period which the shareholder continued to hold for an additional three and a half years, any subsequent redemption will not incur a CDSC.


     Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

Funds Issuing Class A, Class B, Class C and Class D Shares:

MERRILL LYNCH ADJUSTABLE RATE
  SECURITIES FUND, INC. ........   High current income consistent with a policy
                                     of limiting the degree of fluctuation in net asset value of fund shares resulting from movements in interest rates, through investment primarily in a portfolio of adjustable rate securities.

MERRILL LYNCH AMERICAS INCOME
  FUND, INC. ...................   A high level of current income, consistent
                                     with prudent investment risk, through
                                     investment primarily in debt securities
                                     denominated in a currency of a country
                                     located in the Western Hemisphere (i.e., North and South America and the surrounding waters).

MERRILL LYNCH ARIZONA LIMITED
  MATURITY MUNICIPAL BOND
  FUND..........................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Arizona Municipal Bonds.

MERRILL LYNCH ARIZONA MUNICIPAL
  BOND FUND.....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Arizona income taxes as is consistent with prudent investment management.

MERRILL LYNCH ARKANSAS MUNICIPAL
  BOND FUND.....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Arkansas income taxes as is consistent with prudent investment management.

MERRILL LYNCH ASSET GROWTH
  FUND, INC.....................   High total investment return, consistent with
                                     prudent risk, from investment in United
                                     States and foreign equity, debt and money market securities the combination of which will be varied both with respect to types of securities and markets in response to changing market and economic trends.

MERRILL LYNCH ASSET INCOME
  FUND, INC. ...................   A high level of current income through
                                     investment primarily in United States fixed income securities.


MERRILL LYNCH BASIC VALUE
  FUND, INC. ...................   Capital appreciation and, secondarily,
                                     income, through investment in securities, primarily equities, that are undervalued and therefore represent basic investment value.


MERRILL LYNCH CALIFORNIA INSURED
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch California
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of insured California Municipal Bonds.

MERRILL LYNCH CALIFORNIA LIMITED
  MATURITY MUNICIPAL BOND
  FUND..........................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade California Municipal Bonds.

MERRILL LYNCH CALIFORNIA
  MUNICIPAL BOND FUND...........   A portfolio of Merrill Lynch California
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     California income taxes as is consistent with prudent investment management.

MERRILL LYNCH CAPITAL
  FUND, INC. ...................   The highest total investment return
                                     consistent with prudent risk through a
                                     fully managed investment policy utilizing equity, debt and convertible securities.

MERRILL LYNCH COLORADO MUNICIPAL
  BOND FUND.....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Trust, a series fund, whose
                                     objective is to provide as high a level of income exempt from Federal and Colorado income taxes as is consistent with prudent investment management.

MERRILL LYNCH CONNECTICUT
  MUNICIPAL BOND FUND...........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Connecticut income taxes as is consistent with prudent investment management.

MERRILL LYNCH CORPORATE BOND
  FUND, INC. ...................   Current income from three separate
                                     diversified portfolios of fixed income
                                     securities.


MERRILL LYNCH DEVELOPING CAPITAL
  MARKETS FUND, INC. ...........   Long-term capital appreciation through
                                     investment in securities, principally
                                     equities, of issuers in countries having smaller capital markets.


MERRILL LYNCH DRAGON
  FUND, INC. ...................   Capital appreciation primarily through
                                     investment in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin.

MERRILL LYNCH EUROFUND..........   Capital appreciation primarily through
                                     investment in equity securities of
                                     corporations domiciled in Europe.

MERRILL LYNCH FEDERAL SECURITIES
  TRUST.........................   High current return through investments in
                                     U.S. Government and Government agency
                                     securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.

MERRILL LYNCH FLORIDA LIMITED
  MATURITY MUNICIPAL BOND
  FUND..........................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while seeking to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes through investment in a portfolio primarily of intermediate-term investment grade Florida Municipal Bonds.

MERRILL LYNCH FLORIDA MUNICIPAL
  BOND FUND.....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal income taxes as is consistent with prudent investment management while seeking to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes.

MERRILL LYNCH FUNDAMENTAL GROWTH
  FUND, INC.....................   Long-term growth of capital through
                                     investment in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited an above-average growth rate in earnings.


MERRILL LYNCH FUNDAMENTAL VALUE
  PORTFOLIO (available only for
  exchanges by certain
  individual retirement accounts
  for which Merrill Lynch acts
  as custodian and by certain
  CBA(R) Accounts and CMA(R)
  Sub-Accounts).................   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to provide capital
                                     appreciation and income by investing in
                                     securities, with at least 65% of the
                                     portfolio's assets being invested in
                                     equities.


MERRILL LYNCH FUND FOR TOMORROW,
  INC...........................   Long-term growth through investment in a
                                     portfolio of good quality securities,
                                     primarily common stock, potentially
                                     positioned to benefit from demographic and cultural changes as they affect consumer markets.

MERRILL LYNCH GLOBAL ALLOCATION
  FUND, INC.....................   High total investment return, consistent with
                                     prudent risk, through a fully managed
                                     investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to the types of securities and markets in response to changing market and economic trends.

MERRILL LYNCH GLOBAL BOND FUND
  FOR INVESTMENT AND
  RETIREMENT....................   High total investment return from investment
                                     in a global portfolio of debt instruments denominated in various currencies and multinational currency units.

MERRILL LYNCH GLOBAL CONVERTIBLE
  FUND, INC. ...................   High total return from investment primarily
                                     in an interna-tionally diversified
                                     portfolio of convertible debt securities, convertible preferred stock and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options.

MERRILL LYNCH GLOBAL HOLDINGS,
  INC. (residents of Arizona
  must meet investor suitability
  standards)....................   The highest total investment return
                                     consistent with prudent risk through
                                     worldwide investment in an internationally diversified portfolio of securities.


MERRILL LYNCH GLOBAL OPPORTUNITY
  PORTFOLIO (available only for
  exchanges by certain
  individual retirement accounts
  for which Merrill Lynch acts
  as custodian and by certain
  CBA(R) Accounts and CMA(R)
  Sub-Accounts).................   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to seek long-term growth of capital by investing in a portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings.


MERRILL LYNCH GLOBAL
  RESOURCES TRUST...............   Long-term growth and protection of capital
                                     from investment in securities of domestic and foreign companies that possess substantial natural resource assets.

MERRILL LYNCH GLOBAL
  SMALLCAP FUND, INC. ..........   Long-term growth of capital by investing
                                     primarily in equity securities of companies with relatively small market capitalizations located in various foreign countries and in the United States.

MERRILL LYNCH GLOBAL
  UTILITY FUND, INC. ...........   Capital appreciation and current income
                                     through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

MERRILL LYNCH GROWTH FUND FOR
  INVESTMENT AND RETIREMENT ....   Growth of capital and, secondarily, income
                                     from investment in a diversified portfolio of equity securities placing principal emphases on those securities which management of the Fund believes to be undervalued.


MERRILL LYNCH GROWTH
  OPPORTUNITY PORTFOLIO
  (available only for exchanges
  by certain individual
  retirement accounts for which
  Merrill Lynch acts as
  custodian and by
  certain CBA(R) Accounts and
  CMA(R) Sub-Accounts) .........   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to seek long-term growth of capital by investing in a portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings.



MERRILL LYNCH HEALTHCARE
  FUND, INC. (residents of
  Wisconsin must meet investor
  suitability standards) .......   Capital appreciation through worldwide
                                     investment in equity securities of
                                     companies that derive or are expected to derive a substantial portion of their sales from products and services in healthcare.


MERRILL LYNCH INTERNATIONAL
  EQUITY FUND ..................   Capital appreciation and, secondarily, income
                                     through investment in a diversified
                                     portfolio of equity securities of issuers located in countries other than the United States.

MERRILL LYNCH LATIN AMERICA
  FUND, INC. ...................   Capital appreciation through investment
                                     primarily in Latin American equity and debt securities.

MERRILL LYNCH MARYLAND
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide investors
                                     with as high a level of income exempt from Federal and Maryland income taxes as is consistent with prudent investment management.

MERRILL LYNCH MASSACHUSETTS
  LIMITED MATURITY MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Massachusetts Municipal Bonds.


MERRILL LYNCH MASSACHUSETTS
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Massachusetts income taxes as is consistent with prudent investment management.


MERRILL LYNCH MICHIGAN LIMITED
  MATURITY MUNICIPAL BOND
  FUND .........................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Michigan Municipal Bonds.

MERRILL LYNCH MICHIGAN MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Michigan income taxes as is consistent with prudent investment management.

MERRILL LYNCH MINNESOTA
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Minnesota personal income taxes as is
                                     consistent with prudent investment
                                     management.

MERRILL LYNCH MUNICIPAL
  BOND FUND, INC. ..............   Tax-exempt income from three separate
                                     diversified portfolios of municipal bonds.

MERRILL LYNCH NEW JERSEY
  LIMITED MATURITY MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management through a portfolio primarily of intermediate-term investment grade New Jersey Municipal Bonds.

MERRILL LYNCH NEW JERSEY
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and New
                                     Jersey income taxes as is consistent with prudent investment management.

MERRILL LYNCH NEW MEXICO
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and New
                                     Mexico income taxes as is consistent with prudent investment management.

MERRILL LYNCH NEW YORK
  LIMITED MATURITY MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade New York Municipal Bonds.

MERRILL LYNCH NEW YORK
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal, New
                                     York State and New York City income taxes as is consistent with prudent investment management.

MERRILL LYNCH NORTH CAROLINA
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     North Carolina income taxes as is
                                     consistent with prudent investment
                                     management.

MERRILL LYNCH OHIO
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Ohio income taxes as is consistent with
                                     prudent investment management.

MERRILL LYNCH OREGON
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Oregon income taxes as is consistent with prudent investment management.

MERRILL LYNCH
  PACIFIC FUND, INC. ...........   Capital appreciation by investing in equity
                                     securities of corporations domiciled in Far
                                     Eastern and Western Pacific countries,
                                     including Japan, Australia, Hong Kong and
                                     Singapore.

MERRILL LYNCH PENNSYLVANIA
  LIMITED MATURITY MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent investment management through investment in a portfolio of intermediate-term investment grade Pennsylvania Municipal Bonds.

MERRILL LYNCH PENNSYLVANIA
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Pennsylvania income taxes as is consistent with prudent investment management.

MERRILL LYNCH PHOENIX
  FUND, INC. ...................   Long-term growth of capital by investing in
                                     equity and fixed income securities,
                                     including tax-exempt securities, of issuers in weak financial condition or experiencing poor operating results believed to be undervalued relative to the current or prospective condition of such issuer.

MERRILL LYNCH QUALITY BOND
  PORTFOLIO (available only for
  exchanges by certain
  individual retirement accounts
  for which Merrill Lynch acts
  as custodian and by certain
  CBA(R) Accounts and CMA(R)
  Sub-Accounts) ................   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to provide a high level of
                                     current income through investment in a
                                     diversified portfolio of debt obligations, such as corporate bonds and notes, convertible securities, preferred stocks and governmental obligations.


MERRILL LYNCH SHORT-TERM GLOBAL
  INCOME FUND, INC. ............   As high a level of current income as is
                                     consistent with prudent investment
                                     management from a global portfolio of high quality debt securities denominated in various currencies and multinational currency units and having remaining maturities not exceeding three years.

MERRILL LYNCH SPECIAL VALUE
  FUND, INC. ...................   Long-term growth of capital from investments
                                     in securities, primarily common stocks, of relatively small companies believed to have special investment value and emerging growth companies regardless of size.

MERRILL LYNCH STRATEGIC
  DIVIDEND FUND.................   Long-term total return from investment in
                                     dividend paying common stocks which yield more than Standard & Poor's 500 Composite Stock Price Index.

MERRILL LYNCH TECHNOLOGY
  FUND, INC.....................   Capital appreciation through worldwide
                                     investment in equity securities of
                                     companies that derive or are expected to derive a substantial portion of their sales from products and services in technology.

MERRILL LYNCH TEXAS
  MUNICIPAL BOND FUND...........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal income taxes as is consistent with prudent investment management by investing primarily in a portfolio of long-term, investment grade obligations issued by the State of Texas, its political subdivisions, agencies and instrumentalities.

MERRILL LYNCH UTILITY INCOME
  FUND, INC.....................   High current income through investment in
                                     equity and debt securities issued by
                                     companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.


MERRILL LYNCH U.S. GOVERNMENT
  SECURITIES PORTFOLIO
  (available only for exchanges
  by certain individual
  retirement accounts for which
  Merrill Lynch acts as
  custodian and by
  certain CBA(R) Accounts and
  CMA(R) Sub-Accounts)..........   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to provide a high current
                                     return through investments in U.S.
                                     Government and government agency
                                     securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities.


MERRILL LYNCH WORLD
  INCOME FUND, INC..............   High current income by investing in a global
                                     portfolio of fixed income securities
                                     denominated in various currencies,
                                     including multinational currencies.

Class A Share Money Market Funds:


MERRILL LYNCH READY
  ASSETS TRUST..................   Preservation of capital, liquidity and the
                                     highest possible current income consistent with the foregoing objectives from the short-term money market securities in which the fund invests.


MERRILL LYNCH RETIREMENT
  RESERVES MONEY FUND (available
  only for exchanges within
  certain retirement plans).....   Currently the only portfolio of Merrill Lynch
                                     Retirement Series Trust, a series fund,
                                     whose objectives are current income,
                                     preservation of capital and liquidity
                                     available from investing in a diversified portfolio of short-term money market securities.

MERRILL LYNCH U.S.A.
  GOVERNMENT RESERVES...........   Preservation of capital, current income and
                                     liquidity available from investing in
                                     direct obligations of the U.S. Government and repurchase agreements relating to such securities.

MERRILL LYNCH U.S. TREASURY
  MONEY FUND....................   Preservation of capital, liquidity and
                                     current income through investment
                                     exclusively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Treasury.

Class B, Class C and Class D Share Money Market Funds:

MERRILL LYNCH GOVERNMENT FUND...   A portfolio of Merrill Lynch Funds of
                                     Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in repurchase agreements secured by such obligations.

MERRILL LYNCH INSTITUTIONAL
  FUND..........................   A portfolio of Merrill Lynch Funds for
                                     Institutions Series, a series fund, whose objective is to provide maximum current income consistent with liquidity and the maintenance of a high quality portfolio of money market securities.

MERRILL LYNCH INSTITUTIONAL
  TAX-EXEMPT FUND...............   A portfolio of Merrill Lynch Funds for
                                     Institutions Series, a series fund, whose objective is to provide current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short-term, high quality municipal bonds.

MERRILL LYNCH TREASURY FUND.....   A portfolio of Merrill Lynch Funds for
                                     Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in direct obligations of the U.S. Treasury and up to 10% of its total assets in repurchase agreements secured by such obligations.

     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

     To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Trust of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Trust reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Trust reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                            DISTRIBUTIONS AND TAXES


     The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.



     As discussed in the Fund's Prospectus, the Trust may establish other series in addition to the Fund (together with the Fund, the "Series"). Each Series of the Trust is treated as a separate corporation for Federal income tax purposes. Each Series therefore is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Series do not offset gains in another Series and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Series level rather than at the Trust level.


     The Code requires each RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.


     The Trust intends to continue to qualify the Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). Exempt-interest dividends are dividends or any part thereof paid by the Fund which are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of the Fund's taxable year. For this purpose, the Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items, discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission's rule permitting the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholders's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's Social Security benefits and railroad retirement benefits subject to Federal income tax. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code

Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by the Fund.


     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction allowed to corporations under the Code.



     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.



     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds", and the Trust will report to shareholders within 60 days after the Fund's taxable year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.



     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.


     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

ENVIRONMENTAL TAX


     The Code imposes a deductible tax (the "Environmental Tax") on a corporation's modified alternative minimum taxable income (computed without regard to the alternative tax net operating loss deduction and the deduction for the Environmental Tax) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The Environmental Tax is imposed for taxable years beginning after December 31, 1986 and before January 1, 1996, unless extended. The Environmental Tax is imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. The Code provides, however, that a RIC, such as the Fund, is not subject to the Environmental Tax. However, exempt-interest dividends paid by the Fund that create alternative minimum taxable income for corporate shareholders (as described above) may subject corporate shareholders of the Fund to the Environmental Tax.


TAX TREATMENT OF FUTURES AND OPTIONS TRANSACTIONS

     The Fund may purchase or sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ("financial futures contracts"). The Fund also may purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be

"marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.



     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.


     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or financial futures contract.

     The exemption from Federal income tax for exempt-interest dividends does not necessarily result in an exemption for such dividends under the income or other tax laws of any state or local taxing authority. Shareholders are advised to consult their own tax advisers concerning state and local tax matters.
                            ------------------------


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state, or local taxes.

                                PERFORMANCE DATA

     From time to time, the Fund may include its average annual total return and other total return data, as well as yield and tax-equivalent yield, in advertisements or information furnished to present or prospective shareholders. From time to time, the Fund may include the Fund's Morningstar Publications Inc. risk-adjusted performance ratings in advertisements or supplemental sales literature. Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.


     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is total return, yield and tax-equivalent yield information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.


                         CLASS A                      CLASS B                      CLASS C                      CLASS D
               ---------------------------  ---------------------------  ---------------------------  ---------------------------
                EXPRESSED     REDEEMABLE     EXPRESSED     REDEEMABLE     EXPRESSED     REDEEMABLE     EXPRESSED     REDEEMABLE
                   AS A       VALUE OF A        AS A       VALUE OF A        AS A       VALUE OF A        AS A       VALUE OF A
                PERCENTAGE   HYPOTHETICAL    PERCENTAGE   HYPOTHETICAL    PERCENTAGE   HYPOTHETICAL    PERCENTAGE   HYPOTHETICAL
                BASED ON A      $1,000       BASED ON A      $1,000       BASED ON A      $1,000       BASED ON A      $1,000
               HYPOTHETICAL  INVESTMENT AT  HYPOTHETICAL  INVESTMENT AT  HYPOTHETICAL  INVESTMENT AT  HYPOTHETICAL  INVESTMENT AT
                  $1,000      THE END OF       $1,000      THE END OF       $1,000      THE END OF       $1,000      THE END OF
    PERIOD      INVESTMENT    THE PERIOD     INVESTMENT    THE PERIOD     INVESTMENT    THE PERIOD     INVESTMENT    THE PERIOD
-------------- ------------  -------------  ------------  -------------  ------------  -------------  ------------  -------------
                                                    AVERAGE ANNUAL TOTAL RETURN
                                            (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended
  October 31,
  1995........      8.59%      $1,085.90         8.34%      $1,083.40         8.36%      $1,083.60         8.48%      $1,084.80
Five Years
  Ended
  October 31,
  1995........      7.29%      $1,421.90         7.18%      $1,414.40
Inception
  (November 26,
  1986) to
  October 31,
  1995........                                   5.80%      $1,654.40
Inception
  (October 31,
  1988) to
  October 31,
  1995........      6.78%      $1,582.90
Inception
  (October 21,
  1994) to
  October 31,
  1995........                                                                8.34%      $1,085.80         7.50%      $1,077.10
                                                        ANNUAL TOTAL RETURN
                                            (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended
  October 31,
  1995........      9.68%      $1,096.80         9.34%      $1,093.40         9.36%      $1,093.60         9.57%      $1,095.70
  1994........     (2.49)%     $  975.10       (2.79)%      $  972.10
  1993........     13.01%      $1,130.10        12.78%      $1,127.80
  1992........      7.16%      $1,071.60         6.72%      $1,067.20
  1991........     10.90%      $1,109.00        10.56%      $1,105.60
  1990........      5.99%      $1,059.90         5.68%      $1,056.80
  1989........      5.03%      $1,050.30         4.59%      $1,045.90
  1988........                                  10.95%      $1,109.50
Inception
  (November 26,
  1986) to
  October 31,
  1987........                                  (4.62)%     $  953.80
Inception
  (October 21,
  1994) to
  October 31,
  1994........                                                               (0.71)%     $  992.90        (0.71)%     $  992.90
                                                       AGGREGATE TOTAL RETURN
                                            (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception
  (November 26,
  1986) to
  October 31,
  1995........                                  65.44%      $1,654.40
Inception
  (October 31,
  1988) to
  October 31,
  1995........     58.29%      $1,582.90
Inception
  (October 21,
  1994) to
  October 31,
  1995........                                                                8.58%      $1,085.80         7.71%      $1,077.10
                                                               YIELD
30 days ended
  October 31,
  1995........      4.33%                        4.05%                        4.13%                        4.23%
                                                       TAX-EQUIVALENT YIELD*
30 days ended
  October 31,
  1995........      6.01%                        5.63%                        5.74%                        5.88%


---------------
 * Based upon a Federal income tax rate of 28%.

     In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SERIES AND SHARES


     The Declaration of Trust provides that the Trust shall comprise separate Series, each of which will consist of a separate portfolio which will issue separate shares. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. At the date of this Statement of Additional Information, the Fund is the only Series of the Trust. Also at the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. All class shares represent interests in the same assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. See "Purchase of Shares".


     All shares of the Trust have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, as noted above, a class of shares of a Series will have exclusive voting rights with respect to matters relating to the account maintenance and/or distribution expenses being borne solely by such class. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except that, as noted above, expenses related to the account maintenance and/or distribution of the shares of a class of a Series are borne solely by such class. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders, in accordance with the terms of the Declaration of Trust, may cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders of a Series in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance and distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series.

     The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

COMPUTATION OF OFFERING PRICE PER SHARE


     An illustration of the computation of the initial offering price for Class A, Class B, Class C and Class D shares of the Fund based on the current offering period value of the Fund's net assets and number of shares outstanding on October 31, 1995 is set forth below.



                                             CLASS A       CLASS B       CLASS C      CLASS D
                                           -----------   ------------   ----------   ----------
    Net Assets...........................  $34,970,380   $181,640,125   $6,484,942   $7,000,414
                                           ===========   ============       ======      =======
    Number of Shares Outstanding.........    3,496,473     18,163,962      648,645      699,877
                                           ===========   ============       ======      =======
    Net Asset Value Per Share (net assets
      divided by number of shares
      outstanding).......................  $     10.00   $      10.00   $    10.00   $    10.00
    Sales Charge (for Class A and Class D
      shares: 1.00% of offering price
      (1.01% of net asset value per
      share))*...........................  $      0.10   $         **   $       **   $     0.10
                                           -----------   ------------       ------      -------
    Offering Price.......................  $     10.10   $      10.00   $    10.00   $    10.10
                                           -----------   ------------       ------      -------


---------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares -- Deferred Sales Charge Alternative -- Class B Shares" in the Prospectus.

INDEPENDENT AUDITORS


     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6619, have been selected as the independent auditors of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Fund.


CUSTODIAN

     State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101, acts as the Custodian of the Trust's assets with respect to the Fund. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Trust -- Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

     Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on October 31 of each year. The Trust sends to shareholders of the Fund at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION


     The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.


     Under a separate agreement, Merrill Lynch has granted the Trust the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company, and the Trust has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.
                            ------------------------

     The Declaration of Trust establishing the Trust dated August 14, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" (as defined in the Declaration) only shall be liable.


     To the knowledge of the Trust, no person or entity owned beneficially 5% or more of the Fund's shares on February 1, 1996.

                                    APPENDIX

                           RATINGS OF MUNICIPAL BONDS

DESCRIPTIONS OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

     Aaa-Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     A-Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B-Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C-Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operations experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Short-term Notes: The four ratings of Moody's for short-term notes are MIG-1/VMIG-1, MIG-2/VMIG-2, MIG-3/VMIG-3 and MIG-4/VMIG-4; MIG-1/VMIG-1 denotes "best quality . . . strong protection by established cash flows"; MIG-2/VMIG-2 denotes "high quality" with ample margins of protection; MIG-3/VMIG-3 denotes "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG-4/VMIG-4 denotes "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Excerpts from Moody's description of its corporate bond ratings:
Aaa -- judged to be the best quality, carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards; A -- possess many favorable investment attributes and are to be considered as upper medium grade obligations.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity normally will be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S") MUNICIPAL DEBT RATINGS

     A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations.

       I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      II. Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     BB, B, CCC, CC, C Debt rated "BB", "CCC", "CC" and "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     CI The rating "CI" is reserved for income bonds on which no interest is being paid.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless

Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion for the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

          A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 or 3 to indicate the relative degree of safety as follows:

          A-1 This designation indicates that the degree of safety regarding timely payment is very strong. Issues that possess overwhelming safety characteristics are given a "+" designation.

          A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

          A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B Issues rated "B" are regarded as having only speculative capacity for timely payment.

          C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     A Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less likely will receive a note rating. Notes maturing beyond 3 years most likely will receive a long-term debt rating. The following criteria will be used in making that assessment:

          - Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

          - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

          SP-1 A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

          SP-2 A satisfactory capacity to pay principal and interest.

          SP-3 A speculative capacity to pay principal and interest.

     Standard & Poor's may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date information to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these insurers is generally rated "F-1+".

     A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     Credit Trend Indicator: Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:

        Improving                            arrow pointing up

        Stable                               left--right across
                           [GRAPHIC]
        Declining                            down arrows up,

        Uncertain                            down across


     Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

     NR indicates that Fitch does not rate the specific issue.

     Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

     Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

     FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB              Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.
                However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B               Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued
                timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC             Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC              Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C               Bonds are in imminent default in payment of interest or principal.
DDD, DD and D   Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
                represents the highest potential for recovery on these bonds, and "D"
                represents the lowest potential for recovery.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+            Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1             Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
                "F-1+".
F-2             Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.
F-3             Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.
F-S             Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
D               Default. Issues assigned this rating are in actual or imminent payment default.
LOC             The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.
INS             The symbol "INS" indicates that the rating is based on an insurance policy or financial guaranty issued by an insurance company.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND OF
MERRILL LYNCH MUNICIPAL SERIES TRUST:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Princeton, New Jersey

December 11, 1995

SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
                S&P       Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Alaska--1.6%    AAA       Aaa     $ 2,575   Alaska State Housing Finance Corporation, Series A, 5.30%
                                            due 6/01/2007 (d)                                                   $  2,556
                AAA       Aaa       1,000   Alaska Student Loan Corporation, Student Assisted Loan
                                            Revenue Bonds, AMT, Series A, 5.90% due 7/01/2003 (c)                  1,043


Arizona         NR*       NR*       2,000   Mohave County, Arizona, IDA, IDR (North Star Steel Co.
--0.9%                                      Project), AMT, 6.70% due 3/01/2020                                     2,139


California      A         A1        4,010   California State, GO, 5.25% due 10/01/2013                             3,800
--12.0%         AAA       Aaa       3,000   Los Angeles, California, GO, UT, Series A, 5.70% due 9/01/2008 (e)     3,089
                AAA       Aaa       3,575   Oakland, California, Redevelopment Agency, Sub-Tax Allocation
                                            Redevelopment Bonds (Central District), 5.30% due 9/01/2009 (d)        3,561
                AAA       Aaa       4,000   Oxnard, California, Financing Authority, Solid Waste
                                            Revenue Bonds, AMT, 5.75% due 5/01/2010 (c)                            4,013
                AAA       Aaa       4,000   Southern California Public Power Authority, Power Project
                                            Revenue Bonds (San Juan Unit 3), Series A, 5.375% due
                                            1/01/2010 (d)                                                          3,970
                AAA       Aaa       3,000   Southern California Rapid Transportation District Revenue
                                            Bonds (Special Benefit Assessment District), Series A1,
                                            5.50% due 9/01/2009 (c)                                                3,018
                NR*       Aa        1,750   University of California, COP (UCLA Central Chiller
                                            Cogeneration), 10.75% due 11/01/1998                                   2,058
                A-        NR*       1,610   University of California, Research Facilities Revenue Bonds,
                                            Series B, 6.50% due 9/01/2003                                          1,706
                AAA       Aaa       3,000   West & Central Basin, California, Financing Authority, Revenue
                                            Refunding Bonds (West Basin Project), Series A, 5% due
                                            8/01/2010 (c)                                                          2,855

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Intermediate
Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


ACES SM        Adjustable Convertible Extendable Securities
AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
GO             General Obligation Bonds
HDA            Housing Development Authority
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDR            Industrial Development Revenue Bonds
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
S/F            Single-Family
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                S&P       Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Colorado--6.5%                              Arapahoe County, Colorado, Capital Improvement Trust Fund,
                                            Highway Revenue Bonds, Series A (d):
                AAA       Aaa     $ 1,315     5.65% due 8/31/2009                                               $  1,351
                AAA       Aaa       1,390     5.75% due 8/31/2010                                                  1,428
                AAA       Aaa       1,000   Colorado Springs, Colorado, Utilities Revenue Improvement
                                            Bonds, Series A, 9.875% due 11/15/2000 (b)                             1,253
                                            Colorado Student Obligation Bond Authority, Student Loan
                                            Revenue Bonds, AMT, Series C:
                NR*       A         1,000     6.80% due 9/01/2000                                                  1,062
                NR*       A         1,300     6.90% due 9/01/2001                                                  1,395
                A+        A         2,000   Denver, Colorado, City and County Revenue Bonds, COP (School
                                            District Number 001), UT, Series B, 10% due 12/01/1999                 2,393
                A         NR*       1,225   Denver, Colorado, Urban Renewal Authority, Tax Increment
                                            Revenue Bonds (Downtown Denver), AMT, Series A, 7.25% due
                                            9/01/2017                                                              1,314
                NR*       A         1,470   Larimer County, Colorado, COP (School District Number R-1),
                                            10% due 12/01/2001                                                     1,881
                AAA       NR*       3,000   Westminster, Colorado, M/F Revenue Refunding Bonds (Oasis
                                            Wexford Apartments Project), 5.35% due 12/01/2025 (i)                  3,005


Connecticut                                 Connecticut State, Special Tax Obligation Revenue Bonds
--3.0%                                      (Transportation Infrastructure), Series B:
                AAA       Aaa       5,230     5.10% due 10/01/2008 (e)                                             5,187
                AAA       AAA       1,400     6.125% due 9/01/2012 (d)                                             1,494


Florida--3.9%   AAA       Aaa       3,500   Dade County, Florida, Educational Facilities Authority,
                                            Exchangeable Revenue Bonds (University of Miami), 7.65%
                                            due 4/01/2010 (d)                                                      3,975
                AAA       Aaa       2,500   Florida HFA (Antigua Club Apartments), AMT, Series A-1,
                                            6.875% due 8/01/2026 (c)                                               2,645
                AAA       Aaa       2,000   Florida State Municipal Power Agency Revenue Bonds
                                            (Stanton II Project), 6.50% due 10/01/2002 (b) (c)                     2,267


Georgia--3.2%   A1        VMIG1++   5,600   Berke County, Georgia, Development Authority, PCR (Georgia
                                            Power Co.--Plant Vogtle Project), VRDN, 3rd Series, 3.90%
                                            due 7/01/2024 (a)                                                      5,600
                A+        A         1,250   Georgia Municipal Electric Authority, Special Obligation
                                            Bonds, Fifth Crossover Series (Project One), 6.40% due 1/01/2009       1,351
                A1        VMIG1++     400   Monroe County, Georgia, Development Authority, PCR (Georgia
                                            Power Co.--Scherer), VRDN, 1st Series, 4% due 7/01/2025 (a)              400


Hawaii--1.9%    AAA       Aaa       4,000   Hawaii Department of Budget and Finance, Special Purpose
                                            Mortgage Revenue Bonds (Hawaiian Electric Company), AMT,
                                            Series C, 7.375% due 12/01/2020 (d)                                    4,453

Illinois        AAA       Aaa       2,000   Chicago, Illinois, O'Hare International Airport, Revenue
--10.9%                                     Refunding Bonds (General Airport), Second Lien, Series A,
                                            6.375% due 1/01/2012 (d)                                               2,131
                                            Cook County, Illinois, Revenue Bonds, COP (Community College
                                            District No. 508), UT (e):
                AAA       Aaa       2,000     8.10% due 1/01/1999                                                  2,216
                AAA       Aaa       1,000     8.50% due 1/01/2002                                                  1,204
                                            Illinois Health Facilities Authority Revenue Bonds, VRDN (a):
                A1+       VMIG1++   1,700     (Northwest Community Hospital), 4% due 7/01/2025                     1,700
                NR*       VMIG1++   1,200     (Resurrection Health Care System), 4.05% due 5/01/2011               1,200

                AAA       Aaa       2,500   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                            (Lutheran General Health), Series C, 7% due 4/01/2008 (h)              2,868
                                            Illinois State GO:
                AA-       A1        2,000     6.60% due 6/01/2009                                                  2,186
                AA-       A1        3,095     UT, 5.70% due 8/01/2008                                              3,193
                A+        A1        2,500   Illinois Student Assistance Community, Student Loan
                                            Revenue Bonds, AMT, Series M, 6.60% due 3/01/2007                      2,676
                AAA       Aaa       3,000   Sangamon County, Illinois, School District No. 186, Revenue
                                            Refunding Bonds (Springfield School), UT, 6.50% due 3/01/2008 (e)      3,342
                AAA       Aaa       2,045   University of Illinois, COP, Series A, 7.25% due 8/15/2000 (f)         2,240


Indiana--0.5%   A+        NR*       1,000   Indianapolis, Indiana, Local Public Improvement Refunding
                                            Bonds, Series D, 6.50% due 2/01/2006                                   1,087


Iowa--0.5%      AAA       Aaa       1,145   Woodbury County, Iowa, Health System Revenue Refunding
                                            Bonds (Saint Luke's Obligation Group), Series A, 5.20%
                                            due 9/01/2007 (d)                                                      1,138


Kansas--1.8%    AAA       Aaa       4,000   Kansas City, Kansas, Improvement Bonds, UT, Series B, 5.625%
                                            due 9/01/2009 (d)                                                      4,098


Kentucky--0.1%  A1+       VMIG1++     200   Carroll County, Kentucky, Solid Waste Disposal Facilities
                                            Revenue Bonds (Kentucky Utilities Co. Project), VRDN, AMT,
                                            Series A, 4.05% due 11/01/2024 (a)                                       200


Louisiana--     A1+       P1        2,100   Louisiana State Offshore Terminal Authority, Deepwater
2.0%                                        Port Revenue Refunding Bonds (Loop Inc.--First Stage),
                                            ACES, 3.90% due 9/01/2006 (a)                                          2,100
                AAA       Aaa       2,190   New Orleans, Louisiana, Revenue Refunding Bonds, 6.25% due
                                            10/01/2006 (c)                                                         2,417


Maine--2.5%     NR*       A         3,080   Maine Educational Loan Marketing Corporation, Student Loan
                                            Revenue Refunding Bonds, AMT, 6.90% due 11/01/2003                     3,360
                                            Maine State Turnpike Authority, Turnpike Revenue Bonds (d):
                AAA       Aaa       1,000     7.125% due 7/01/2008                                                 1,177
                AAA       Aaa       1,000     7.50% due 7/01/2009                                                  1,211

Massachusetts   BBB+      Aaa       1,745   Massachusetts Municipal Wholesale Electric Company, Power
--8.6%                                      Supply System Revenue Bonds, Series B, 6.75% due 7/01/2002 (b)         1,989
                A+        A1        1,500   Massachusetts State GO, UT, Series B, 9.25% due 7/01/2000              1,795
                AAA       Aaa       1,575   Massachusetts State HFA, Revenue Refunding Bonds, Series A,
                                            5.25% due 12/01/2006 (d)                                               1,575
                AAA       Aaa       2,060   Massachusetts State, Revenue Refunding Bonds (Lowell Building
                                            Authority), Fifth Series A, 5.625% due 11/01/2008 (c)                  2,130
                A+        A1        5,000   Massachusetts State, Revenue Refunding Bonds, Series C, 5%
                                            due 8/01/2007                                                          4,934
                AA-       Aa        1,850   Massachusetts State Water Pollution Abatement Trust, Revenue
                                            Secured Loan Program, Series A, 6.375% due 2/01/2015                   1,933
                AAA       Aaa       5,000   Massachusetts State Water Resource Authority, Series A,
                                            6.50% due 7/15/2002 (b)                                                5,632


Michigan--2.5%  NR*       A         1,000   Michigan Higher Education, Student Loan Authority Revenue
                                            Bonds, AMT, Series XIV-A, 6.75% due 10/01/2006                         1,093
                                            Michigan State Hospital Finance Authority, Revenue
                                            Refunding Bonds, Series A:
                A         A         1,000     (Detroit Medical Center Obligation Group), 6.375% due
                                              8/15/2009                                                            1,027
                NR*       A1        3,280     (McLaren Obligation Group), 5.75% due 10/15/2003                     3,360
                NR*       P1          300   Michigan State Strategic Fund, PCR, Refunding (Consumers
                                            Power Project), VRDN, Series A, 3.90% due 4/15/2018 (a)                  300

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
                S&P       Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Minnesota-                                  Minneapolis and St. Paul, Minnesota, Housing and Redevelopment
-4.4%                                       Authority, Health Care System, Revenue Refunding Bonds, Series A:
                AAA       Aaa     $ 1,370     (Children's Healthcare), 5.45% due 8/15/2010 (f)                  $  1,370
                AAA       Aaa       1,660     (Children's Healthcare), 5.55% due 8/15/2011 (f)                     1,667
                AAA       Aaa       4,800     (Healthspan), 5% due 11/15/2006 (c)                                  4,772
                AA+       Aa        2,250   Minnesota HFA, S/F Mortgage Revenue Bonds, Series E, 6.65%
                                            due 7/01/2013                                                          2,381


Mississippi     NR*       P1        1,300   Jackson County, Mississippi, PCR, Refunding (Chevron USA,
--2.4%                                      Inc. Project), VRDN, 3.90% due 12/01/2016 (a)                          1,300
                                            Mississippi Higher Education Assistance Corporation,
                                            Student Loan Revenue Refunding Bonds, AMT, Series C:
                A         NR*       2,370     6.40% due 1/01/2003                                                  2,469
                A         NR*       1,440     6.50% due 7/01/2004                                                  1,500

Nevada--0.5%    AAA       Aaa       1,000   Clark County, Nevada, School District Revenue
                                            Bonds, Series A, 9.75% due 6/01/2000 (d)                               1,213


New             AAA       Aaa       1,570   New Jersey State Housing and Mortgage Finance Agency
Jersey--0.7%                                Revenue Bonds, AMT, Series F, 7.80% due 10/01/2010 (d)                 1,673


New Mexico      AAA       Aaa       4,210   Las Cruces, New Mexico, Revenue Bonds, AMT, 5.35%
--1.8%                                      due 12/01/2007 (d)                                                     4,240


New York        A-        Baa1      2,000   New York City, New York, GO, UT, Series A, 8% due
--2.9%                                      11/01/1998 (g)                                                         2,213
                A1+       NR*         200   New York City, New York, IDA, IDR (Japan Airlines
                                            Company Ltd. Project), VRDN, AMT, 4% due 11/01/2015 (a)                  200
                AAA       VMIG1++     500   New York City, New York, Municipal Water Finance
                                            Authority, Water and Sewer System Revenue Bonds, VRDN,
                                            Series A, 4% due 6/15/2025 (a)(e)                                        500
                BBB+      Baa1      3,825   New York City, New York, Revenue Refunding Bonds,
                                            Series E, 5.40% due 2/15/2003                                          3,791


North           A1+       NR*       5,100   Raleigh-Durham, North Carolina, Airport Authority, Special
Carolina--2.2%                              Facility Revenue Bonds, VRDN, Series A, 3.85% due
                                            11/01/2015 (a)                                                         5,100


North           NR*       Aa        1,000   North Dakota State, Student Loan Revenue Refunding Bonds,
Dakota--0.4%                                Series A, 5.90% due 7/01/1998                                          1,032


Ohio--1.4%      AAA       Aaa       1,000   Lakota, Ohio, Local School District Revenue Bonds, UT,
                                            7% due 12/01/2007 (c)                                                  1,171
                AA        Aa        1,860   Ohio State Infrastructure Improvement Revenue Bonds, GO,
                                            UT, 6.20% due 8/01/2012                                                1,986


Pennsylvania    AAA       NR*       2,500   Pennsylvania State Higher Education Assistance Agency, Student
--1.1%                                      Loan Revenue Bonds, Series A, 4.625% due 12/01/2000                    2,500


South Carolina  NR*       P1          100   Charleston County, South Carolina, Industrial Revenue
--0.9%                                      Refunding Bonds (Massey Coal Terminal Corp.), VRDN,
                                            3.95% due 1/01/2007 (a)                                                  100
                AAA       Aaa       2,020   Greenville County, South Carolina, Public Facilities Corp.,
                                            COP (Courthouse and Detention Center Project), 5.25% due
                                            4/01/2007 (c)                                                          2,032

Tennessee--1.3% A+        A1        2,960   Tennessee HDA, Mortgage Financing Revenue Refunding Bonds,
                                            Series A, 5.65% due 1/01/2007                                          2,988


Texas--10.6%    NR*       A           690   Brazos, Texas, Higher Education Authority, Student Loan
                                            Revenue Refunding Bonds, AMT, Series A, 6.70% due 9/01/2001              735
                NR*       A         2,455   Central Texas, Higher Education Authority, Student Loan
                                            Revenue Refunding Bonds, AMT, Sub-Series B, 5.50% due
                                            12/01/2005                                                             2,462

                AAA       Aaa       3,000   Houston, Texas, Hotel Occupancy Tax Revenue Refunding
                                            Bonds (Senior Lien), 5.25% due 7/01/2008 (h)                           2,983
                AAA       Aaa       3,645   Irving, Texas, Hospital Authority, Hospital Revenue Bonds
                                            (Irving Healthcare System), Series B, 5.75% due 7/01/2005 (f)          3,838
                AAA       Aaa       3,000   Lower Colorado River Authority, Texas, Revenue Refunding
                                            Bonds (Junior Lien), 5.40% due 1/01/2007 (h)                           3,047
                AA        Aa        1,375   San Antonio, Texas, GO, Improvement Bonds, 8.625% due 8/01/1999        1,573
                AA        Aa        2,700   Texas State Public Financing Authority Revenue Bonds,
                                            Series C, 9% due 10/01/1999                                            3,144
                AAA       Aaa       1,950   Trinity River Authority, Texas, Regional Wastewater System
                                            Revenue Bonds, 5.30% due 8/01/2007 (c)                                 1,980
                AA+       Aaa       3,545   University of Texas, Revenue Refunding Bonds (Permanent
                                            University Fund), 9.50% due 7/01/2000                                  4,277


Vermont--2.1%   AAA       Aaa       4,385   Vermont Municipal Bond Bank, Revenue Refunding Bonds,
                                            Series 2, 6% due 12/01/2006 (c)                                        4,758


Virginia--2.4%                              Virginia State HDA, Commonwealth Mortgage Revenue Bonds:
                AA+       Aa1       2,585     Series H, 6.50% due 7/01/2007                                        2,732
                AA+       Aa1       1,365     Series J, Sub-Series J-2, 6.45% due 1/01/2010                        1,419
                AA+       Aa1       1,300     Series J, Sub-Series J-2, 6.50% due 1/01/2011                        1,357


Washington      AAA       Aaa       1,000   King and Snohomish Counties, Washington, School District
--3.6%                                      No. 417 (Northshore), 5.30% due 12/01/2008 (e)                         1,007
                AAA       Aaa       1,500   Snohomish County, Washington, Public Utilities Electric
                                            Revenue Bonds (District No. 001), Series B, 9.75% due
                                            1/01/1999 (e)                                                          1,732
                AAA       Aaa       1,000   Snohomish County, Washington, School District No. 006,
                                            Revenue Refunding Bonds (Mukilteo), UT, 5.50% due
                                            12/01/2006 (e)                                                         1,043
                AA        Aa        2,400   Washington State, GO, Series A, 6.70% due 2/01/2006                    2,732
                AA        Aa        1,500   Washington State Public Power Supply System, Revenue
                                            Refunding Bonds (Nuclear Project No. 3), Series B, 7.375%
                                            due 7/01/2004                                                          1,666

Wisconsin       AAA       Aaa       3,130   Wisconsin State Health & Educational Facilities Authority
--2.2%                                      Revenue Bonds (Waukesha Memorial Hospital), Series A, 5.25%
                                            due 8/15/2012 (c)                                                      2,969
                AA        Aa        2,000   Wisconsin State Housing and Economic Development Authority,
                                            Home Ownership Revenue Bonds, AMT, Series F, 7.40% due
                                            7/01/2013 (j)                                                          2,149


                Total Investments (Cost--$231,221)--103.3%                                                       237,575

                Liabilities in Excess of Other Assets--(3.3%)                                                     (7,479)
                                                                                                                --------
                Net Assets--100.0%                                                                              $230,096
                                                                                                                ========

             (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
             (b)Prerefunded.
             (c)AMBAC Insured.
             (d)MBIA Insured.
             (e)FGIC Insured.
             (f)CGIC Insured.
             (g)Escrowed to Maturity.
             (h)FSA Insured.
             (i)FNMA Collateralized.
             (j)FHA Insured.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.
             Ratings of issues shown have not been audited by Deloitte & Touche LLP.


             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 1995
Assets:             Investments, at value (identified cost--$231,220,561)(Note 1a)                          $237,574,569
                    Cash                                                                                         108,063
                    Receivables:
                      Securities sold                                                      $ 12,141,879
                      Interest                                                                3,568,459
                      Beneficial interest sold                                                  311,590       16,021,928
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          78,731
                                                                                                            ------------
                    Total assets                                                                             253,783,291
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   22,813,645
                      Beneficial interest redeemed                                              422,736
                      Dividends to shareholders (Note 1f)                                       234,174
                      Investment adviser (Note 2)                                               103,130
                      Distributor (Note 2)                                                       46,039       23,619,724
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        67,706
                                                                                                            ------------
                    Total liabilities                                                                         23,687,430
                                                                                                            ------------


Net Assets:         Net assets                                                                              $230,095,861
                                                                                                            ============


Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    349,647
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      1,816,396
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         64,865
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         69,988
                    Paid-in capital in excess of par                                                         235,195,764
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                                (13,754,807)
                    Unrealized appreciation on investments--net                                                6,354,008
                                                                                                            ------------
                    Net assets                                                                              $230,095,861
                                                                                                            ============


Net Asset           Class A--Based on net assets of $34,970,380 and 3,496,473
Value:                       shares of beneficial interest outstanding                                      $      10.00
                                                                                                            ============
                    Class B--Based on net assets of $181,640,125 and 18,163,962
                             shares of beneficial interest outstanding                                      $      10.00
                                                                                                            ============
                    Class C--Based on net assets of $6,484,942 and 648,645 shares
                             of beneficial interest outstanding                                             $      10.00
                                                                                                            ============
                    Class D--Based on net assets of $7,000,414 and 699,877
                             shares of beneficial interest outstanding                                      $      10.00
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1995
Investment          Interest and amortization of premium and discount earned                                $ 10,711,523
Income (Note 1d):


Expenses:           Investment advisory fees (Note 2)                                      $    955,580
                    Account maintenance and distribution fees--Class B (Note 2)                 421,981
                    Transfer agent fees--Class B (Note 2)                                        97,308
                    Professional fees                                                            97,080
                    Printing and shareholder reports                                             94,458
                    Registration fees (Note 1e)                                                  77,498
                    Accounting services (Note 2)                                                 45,626
                    Transfer agent fees--Class A (Note 2)                                        16,008
                    Trustees' fees and expenses                                                  15,897
                    Pricing fees                                                                 10,090
                    Custodian fees                                                                8,874
                    Account maintenance fees--Class D (Note 2)                                    3,486
                    Account maintenance and distribution fees--Class C (Note 2)                   2,943
                    Transfer agent fees--Class D (Note 2)                                         1,898
                    Transfer agent fees--Class C (Note 2)                                         1,286
                    Other                                                                         8,940
                                                                                           ------------
                    Total expenses                                                                             1,858,953
                                                                                                            ------------
                    Investment income--net                                                                     8,852,570
                                                                                                            ------------


Realized &          Realized loss on investments--net                                                         (5,179,687)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                        11,774,800
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 15,447,683
--Net (Notes 1b,                                                                                            ============
1d & 3):

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Year Ended October 31,
                    Increase (Decrease) in Net Assets:                                          1995             1994
Operations:         Investment income--net                                                 $  8,852,570    $   8,954,704
                    Realized gain (loss) on investments--net                                 (5,179,687)       1,875,751
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         11,774,800      (15,766,315)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               15,447,683       (4,935,860)
                                                                                           ------------     ------------


Dividends to        Investment income--net:
Shareholders          Class A                                                                (1,507,705)      (1,583,774)
(Note 1f):            Class B                                                                (7,096,365)      (7,370,849)
                      Class C                                                                   (70,020)              (1)
                      Class D                                                                  (178,480)             (80)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (8,852,570)      (8,954,704)
                                                                                           ------------     ------------


Beneficial          Net increase in net assets derived from beneficial interest
Interest            transactions                                                             53,625,113        1,531,744
Transactions                                                                               ------------     ------------
(Note 4):


Net Assets:         Total increase (decrease) in net assets                                  60,220,226      (12,358,820)
                    Beginning of year                                                       169,875,635      182,234,455
                                                                                           ------------     ------------
                    End of year                                                            $230,095,861     $169,875,635
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have
                    been derived from information provided in the
                    financial statements.                                                   Class A
                                                                                 For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:              1995      1994      1993      1992       1991
Per Share           Net asset value, beginning of year                $   9.62   $  10.39  $   9.70  $   9.61   $   9.24
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .53        .52       .54       .59        .60
                    Realized and unrealized gain (loss) on
                    investments--net                                       .38       (.77)      .69       .09        .37
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .91       (.25)     1.23       .68        .97
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment
                    income--net                                           (.53)      (.52)     (.54)     (.59)      (.60)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.00   $   9.62  $  10.39  $   9.70   $   9.61
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                   9.68%     (2.49%)   13.01%     7.16%     10.90%
Return:*                                                              ========   ========  ========  ========   ========


Ratios to Average   Expenses                                              .81%       .76%      .75%      .86%       .85%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.36%      5.19%     5.35%     5.97%      6.34%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $ 34,970   $ 27,653  $ 24,173  $ 14,068   $  6,546
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 115.78%     52.56%    83.66%    74.20%    129.85%
                                                                      ========   ========  ========  ========   ========



                    The following per share data and ratios have
                    been derived from information provided in the
                    financial statements.                                                   Class B
                                                                                 For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:              1995      1994      1993      1992       1991
Per Share           Net asset value, beginning of year               $    9.62   $  10.39  $   9.69  $   9.61   $   9.24
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .50        .49       .51       .56        .57
                    Realized and unrealized gain (loss) on
                    investments--net                                       .38       (.77)      .70       .08        .37
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .88       (.28)     1.21       .64        .94
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.50)      (.49)     (.51)     (.56)      (.57)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.00   $   9.62  $  10.39  $   9.69   $   9.61
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   9.34%     (2.79%)   12.78%     6.72%     10.56%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                                 .83%       .77%      .76%      .86%       .88%
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             1.13%      1.07%     1.06%     1.16%      1.18%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.05%      4.87%     5.07%     5.68%      6.05%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $181,640   $142,152  $158,061  $124,802   $ 97,998
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 115.78%     52.56%    83.66%    74.20%    129.85%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effect of sales loads.


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                                                                                    Class C                Class D
                                                                                         For the                 For the
                    The following per share data and ratios have been         For the     Period      For the     Period
                    derived from information provided in the financial          Year    Oct. 21,        Year    Oct. 21,
                    statements.                                                Ended    1994++ to      Ended    1994++ to
                                                                              Oct. 31,   Oct. 31,     Oct. 31,   Oct. 31,
                    Increase (Decrease) in Net Asset Value:                     1995       1994         1995       1994
Per Share           Net asset value, beginning of period                      $   9.62    $  9.70    $   9.62   $   9.70
Operating                                                                     --------    -------    --------   --------
Performance:        Investment income--net                                         .50        .01         .52        .01
                    Realized and unrealized gain (loss) on
                    investments--net                                               .38       (.08)        .38       (.08)
                                                                              --------    -------    --------   --------
                    Total from investment operations                               .88       (.07)        .90       (.07)
                                                                              --------    -------    --------   --------
                    Less dividends from investment income--net                    (.50)      (.01)       (.52)      (.01)
                                                                              --------    -------    --------   --------
                    Net asset value, end of period                            $  10.00    $  9.62    $  10.00   $   9.62
                                                                              ========    =======    ========   ========

Total Investment    Based on net asset value per share                           9.36%      (.71%)+++   9.57%      (.71%)+++
Return:**                                                                     ========    =======    ========   ========


Ratios to           Expenses, excluding account maintenance and
Average             distribution fees                                             .81%       .88%*       .80%       .87%*
Net Assets:                                                                   ========    =======    ========   ========
                    Expenses                                                     1.01%      1.18%*       .90%       .97%*
                                                                              ========    =======    ========   ========
                    Investment income--net                                       4.76%      4.92%*      5.12%      5.20%*
                                                                              ========    =======    ========   ========


Supplemental        Net assets, end of period (in thousands)                  $  6,485    $     1    $  7,000   $     70
Data:                                                                         ========    =======    ========   ========
                    Portfolio turnover                                         115.78%     52.56%     115.78%     52.56%
                                                                              ========    =======    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Options on financial futures contracts on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased and their last asked price in the case of options written. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.55% on the average daily value of the Fund's net assets.

The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent that expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the expense limitation applicable at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The Distributor voluntarily did not collect any Class C distribution fees for the year ended October 31, 1995. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account     Distribution
                                       Maintenance Fee      Fee

Class B                                     0.20%          0.10%
Class C                                     0.20%          0.10%
Class D                                     0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $216         $3,039
Class D                                  $655         $9,069


For the year ended October 31, 1995, MLPF&S received contingent deferred sales charges of $219,856 and $1,574 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFD, MLFDS, MLPF&S, and/or
ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $249,072,917 and $192,376,387, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995, were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments            $ (3,446,639)   $ 6,354,008
Short-term investments                (50,054)            --
Financial futures contracts        (1,682,994)            --
                                 ------------    -----------
Total                            $ (5,179,687)   $ 6,354,008
                                 ============    ===========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $6,354,008, of which $6,756,179 related to appreciated securities and $402,171 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $231,220,561.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $53,625,113 and $1,531,744 for the years ended
October 31, 1995 and October 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                         1,647,907   $ 16,236,414
Shares issued to shareholders
in reinvestment of dividends           77,636        757,875
                                 ------------   ------------
Total issued                        1,725,543     16,994,289
Shares redeemed                    (1,103,835)   (10,743,665)
                                 ------------   ------------
Net increase                          621,708   $  6,250,624
                                 ============   ============



Class A Shares for the Year                         Dollar
Ended October 31, 1994                Shares        Amount

Shares sold                         1,950,875   $ 19,905,075
Shares issued to shareholders
in reinvestment of dividends           84,928        849,553
                                 ------------   ------------
Total issued                        2,035,803     20,754,628
Shares redeemed                    (1,486,841)   (14,764,667)
                                 ------------   ------------
Net increase                          548,962   $  5,989,961
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                         7,623,095   $ 75,241,383
Shares issued to shareholders
in reinvestment of dividends          351,003      3,428,515
                                 ------------   ------------
Total issued                        7,974,098     78,669,898
Shares redeemed                    (4,590,100)   (44,465,318)
                                 ------------   ------------
Net increase                        3,383,998   $ 34,204,580
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended October 31, 1994                Shares        Amount

Shares sold                         4,312,670   $ 43,164,248
Shares issued to shareholders
in reinvestment of dividends          355,440      3,565,166
                                 ------------   ------------
Total issued                        4,668,110     46,729,414
Shares redeemed                    (5,098,388)   (51,259,175)
                                 ------------   ------------
Net decrease                         (430,278)  $ (4,529,761)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                           692,677   $  6,861,453
Shares issued to shareholders
in reinvestment of dividends            5,294        52,387
                                 ------------   ------------
Total issued                          697,971      6,913,840
Shares redeemed                       (49,436)      (489,048)
                                 ------------   ------------
Net increase                          648,535   $  6,424,792
                                 ============   ============

Class C Shares for the Period
October 21, 1994++ to                               Dollar
October 31, 1994                      Shares        Amount

Shares sold                               110   $      1,067
                                 ------------   ------------
Total issued                              110   $      1,067
                                 ============   ============

[FN]
++Commencement of Operations.



Class D Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                         1,260,691   $ 12,362,696
Shares issued to shareholders
in reinvestment of dividends            9,765         95,915
                                 ------------   ------------
Total issued                        1,270,456     12,458,611
Shares redeemed                      (577,845)    (5,713,494)
                                 ------------   ------------
Net increase                          692,611   $  6,745,117
                                 ============   ============


Class D Shares for the Period
October 21, 1994++ to                               Dollar
October 31, 1994                      Shares        Amount

Shares sold                             7,265   $     70,467
Shares issued to shareholders in
reinvestment of dividends                   1             10
                                 ------------   ------------
Total issued                            7,266   $     70,477
                                 ============   ============

[FN]
++Commencement of Operations.



5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a net capital loss carryforward of approximately $11,887,000, of which $6,982,000 expires in 1996, $456,000 expires in 1997, $795,000 expires in 1998, and $3,654,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $1,037,858 has been reclassified to paid-in capital in excess of par.

------

                               TABLE OF CONTENTS


                                          PAGE
                                          -----
Investment Objective and Policies.......      2
  Description of Municipal Bonds........      2
  Description of Temporary
    Investments.........................      6
  Repurchase Agreements.................      6
  Financial Futures and
    Options Transactions................      7
Investment Restrictions.................     12
Management of the Trust.................     14
  Trustees and Officers.................     14
  Compensation of Trustees..............     16
  Management and Advisory
    Arrangements........................     16
Purchase of Shares......................     18
  Initial Sales Charge
    Alternatives -- Class A and Class D
    Shares..............................     18
  Reduced Initial Sales Charges -- Class
    A and Class D Shares................     20
  Distribution Plans....................     22
  Limitations on the Payment of Deferred
    Sales Charges.......................     23
Redemption of Shares....................     24
  Deferred Sales Charges -- Class B and
    Class C Shares......................     24
Portfolio Transactions..................     25
Determination of Net Asset Value........     26
Shareholder Services....................     27
  Investment Account....................     27
  Automatic Investment Plans............     27
  Automatic Reinvestment of Dividends
    and Capital Gain Distributions......     28
  Systematic Withdrawal Plans -- Class A
    and Class D Shares..................     28
  Exchange Privilege....................     29
Distributions and Taxes.................     43
  Environmental Tax.....................     45
  Tax Treatment of Futures and Options
    Transactions........................     45
Performance Data........................     47
General Information.....................     49
  Description of Series and Shares......     49
  Computation of Offering Price Per
    Share...............................     50
  Independent Auditors..................     50
  Custodian.............................     50
  Transfer Agent........................     50
  Legal Counsel.........................     51
  Reports to Shareholders...............     51
  Additional Information................     51
Appendix -- Ratings of Municipal
  Bonds.................................     52
Independent Auditors' Report............     61
Financial Statements....................     62
                              Code # 10706-0296


    STATEMENT OF
    ADDITIONAL
    INFORMATION


    February 26, 1996


    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.
YZa(LOGO)
MERRILL LYNCH
MUNICIPAL INTERMEDIATE
TERM FUND

MERRILL LYNCH MUNICIPAL


SERIES TRUST

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL


        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.


DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                    OR IMAGE IN TEXT
----------------------                              -------------------
Compass plate, circular                             Back cover of Prospectus and
graph paper and Merrill Lynch                       back cover of Statement of
logo including stylized market                      Additional Information
bull.

                           PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS:

  Contained in Part A:


        Financial Highlights for each of the periods in the nine-year period ended October 31, 1995.


  Contained in Part B:

     Financial Statements:


          Schedule of Investments as of October 31, 1995.



          Statement of Assets and Liabilities as of October 31, 1995.



          Statement of Operations for the year ended October 31, 1995.



          Statement of Changes in Net Assets for the years ended October 31, 1995 and 1994.



          Financial Highlights for each of the years in the five-year period ended October 31, 1995.


(B) EXHIBITS:


EXHIBIT
NUMBER                                      DESCRIPTION
------ -------------------------------------------------------------------------------------
1(a)-- Declaration of Trust of the Registrant, dated August 14, 1986.(a)
 (b)-- Instrument establishing Merrill Lynch Municipal Income Fund (now Merrill Lynch
       Municipal Intermediate Term Fund) (the "Fund") as a series of the Registrant.(a)
 (c)-- Amendment of Declaration of Trust of the Registrant, dated October 3, 1988.(a)
 (d)-- Instrument establishing Class A shares and Class B shares of the Registrant.(a)
 (e)-- Certificate of Amendment to Series Designation, changing the name of the Fund to
       Merrill Lynch Municipal Intermediate Term Fund, dated November 15, 1993.(b)
 (f)-- Amendment to Declaration of Trust and Establishment and Designation of Classes, dated
       October 17, 1994.(a)
2(a)-- By-Laws of the Registrant.(c)
 3   -- None.
 4   -- Portion of the Declaration of Trust, Establishment and Designation and By-Laws of the
       Registrant defining the rights of holders of shares of the Fund as a series of the
       Registrant.(d)
5(a)-- Form of Management Agreement between the Registrant and Merrill Lynch Investment
       Management, Inc. (now known as Merrill Lynch Asset Management, L.P.).(c)
 (b)-- Supplement to Management Agreement between the Registrant and Merrill Lynch Asset
       Management, L.P.(e)
6(a)-- Class B Distribution Agreement between the Registrant and Merrill Lynch Funds
       Distributor, Inc.(c)
 (b)-- Form of Class A Distribution Agreement between the Registrant and Merrill Lynch Funds
       Distributor, Inc. (including Form of Selected Dealers Agreement).(e)
 (c)-- Letter Agreement between the Fund and Merrill Lynch Funds Distributor, Inc., dated
       September 15, 1993, in connection with the Merrill Lynch Mutual Fund Adviser program.(b)
 (d)-- Form of Class C Distribution Agreement between the Registrant and Merrill Lynch Funds
       Distributor, Inc. (including Form of Selected Dealers Agreement).(e)
 (e)-- Form of Class D Distribution Agreement between the Registrant and Merrill Lynch Funds
       Distributor, Inc. (including Form of Selected Dealers Agreement).(e)

EXHIBIT
NUMBER                                      DESCRIPTION
------ -------------------------------------------------------------------------------------
 7   -- None.
 8   -- Form of Custody Agreement between the Registrant and State Street Bank and Trust
       Company.(e)
 9   -- Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
       Agreement between Registrant and Merrill Lynch Financial Data Services.(c)
10   -- None.
11   -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
12   -- None.
13   -- Certificate of Merrill Lynch Investment Management, Inc. (now known as Merrill Lynch
       Asset Management, L.P.).(c)
14   -- None.
15(a)-- Amended and Restated Class B Distribution Plan of the Registrant.(b)
 (b)-- Form of Class C Distribution Plan and Class C Distribution Plan Sub-Agreement of the
       Registrant.(e)
 (c)-- Form of Class D Distribution Plan and Class D Distribution Plan Sub-Agreement of the
       Registrant.(e)
16(a)-- Schedule of computation of each performance quotation provided in the Registration
       Statement in response to Item 22 (relating to Class A shares).(c)
 (b)-- Schedule of computation of each performance quotation provided in the Registration
       Statement in response to Item 22 (relating to Class B shares).(c)
 (c)-- Schedule of computation of each performance quotation provided in the Registration
       Statement in response to Item 22 (relating to Class C shares).(a)
 (d)-- Schedule of computation of each performance quotation provided in the Registration
       Statement in response to Item 22 (relating to Class D shares).(a)
17(a)-- Financial Data Schedule for Class A Shares.
 (b)-- Financial Data Schedule for Class B Shares.
 (c)-- Financial Data Schedule for Class C Shares.
 (d)-- Financial Data Schedule for Class D Shares.
18   -- Merrill Lynch Select Pricing(SM) System Plan pursuant to Rule 18f-3.(f)


---------------

  (a) Filed on February 28, 1995 as an exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), on Form N-1A.



  (b) Filed on February 24, 1994 as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement under the 1933 Act on Form N-1A.



  (c) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.



  (d) Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, previously filed as
      Exhibit 1(a) to the Registration Statement referred to in paragraph (a) above as amended by the Amendments to Declaration of Trust, dated October 3, 1988 and October 17, 1994, filed as Exhibits (1)(c) and (f) to the Registration Statement; to the Certificates of Establishment and Designation establishing the Fund as a series of the Registrant and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibits 1(b) and 1(d), respectively, to the Registration Statement; to the Certificate of Amendment to Series Designation changing the name of the Fund to Merrill Lynch Municipal Intermediate Term Fund, filed as Exhibit 1(e) to the Registration Statement; to the section of the Amendment to the

      Declaration of Trust, dated October 17, 1994, filed as Exhibit 1(f) to the Registration Statement establishing Class C and Class D shares of beneficial interest of the Fund; and to Articles I, V and VI of the Registrant's By-Laws, previously filed as Exhibit 2 to the Registration Statement.


  (e) Filed on October 13, 1994 as an exhibit to Post-Effective Amendment No. 11 to the Registrant's Registration Statement under the of 1933 Act on Form N-1A.



  (f) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust filed on January 25, 1996.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

     None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


                                                                                   NUMBER OF
                                                                                  HOLDERS AT
                               TITLE OF CLASS                                  JANUARY 31, 1996*
-----------------------------------------------------------------------------  -----------------
Class A shares of beneficial interest, par value $0.10 per share.............         1,768
Class B shares of beneficial interest, par value $0.10 per share.............        10,779
Class C shares of beneficial interest, par value $0.10 per share.............           929
Class D shares of beneficial interest, par value $0.10 per share.............           407


---------------

* The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").


ITEM 27.  INDEMNIFICATION.

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:

          "The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."


     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940, as amended, may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;

(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.


     In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the 1933 Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.



     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and, therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF MANAGER.


     Merrill Lynch Asset Management, L.P. (the "Manager") acts as manager for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Puerto Rico Tax-Exempt Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.; and the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill

Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., MuniAssets Fund, Inc.; and The Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAsset Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and WorldWide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services"), and Princeton Administrators, L.P. is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since November 1, 1993 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President and Director or Trustee, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the preceeding paragraphs and also hold the same positions with all or substantially all of the investment companies advised by FAM as they do with those advised by the Manager. Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.



                                                                     OTHER SUBSTANTIAL BUSINESS,
                                          POSITION(S) WITH             PROFESSION, VOCATION OR
              NAME                           THE MANAGER                      EMPLOYMENT
---------------------------------  -------------------------------  ------------------------------
ML&Co............................  Limited Partner                  Financial Services Holding
                                                                      Company; Limited Partner of
                                                                      FAM
Princeton Services...............  General Partner                  General Partner of FAM
Arthur Zeikel....................  President                        President of FAM; President
                                                                    and Director of Princeton
                                                                      Services; Director of MLFD;
                                                                      Executive Vice President of
                                                                      ML&Co.
Terry K. Glenn...................  Executive Vice President         Executive Vice President of
                                                                    FAM; Executive Vice President
                                                                      and Director of Princeton
                                                                      Services; President and
                                                                      Director of MLFD; President
                                                                      of Princeton Administrators

                                                                     OTHER SUBSTANTIAL BUSINESS,
                                          POSITION(S) WITH             PROFESSION, VOCATION OR
              NAME                           THE MANAGER                      EMPLOYMENT
---------------------------------  -------------------------------  ------------------------------
Vincent R. Giordano..............  Senior Vice President            Senior Vice President of FAM;
                                                                      Senior Vice President of
                                                                      Princeton Services
Elizabeth Griffin................  Senior Vice President            Senior Vice President of FAM
Norman R. Harvey.................  Senior Vice President            Senior Vice President of FAM;
                                                                      Senior Vice President of
                                                                      Princeton Services
N. John Hewitt...................  Senior Vice President            Senior Vice President of FAM;
                                                                      Senior Vice President of
                                                                      Princeton Services
Philip L. Kirstein...............  Senior Vice President, General   Senior Vice President, General
                                     Counsel and Secretary            Counsel and Secretary of
                                                                      FAM; Senior Vice President,
                                                                      General Counsel, Director
                                                                      and Secretary of Princeton
                                                                      Services; Director of MLFD
Ronald M. Kloss..................  Senior Vice President and        Senior Vice President and
                                     Controller                       Controller of FAM; Senior
                                                                      Vice President and
                                                                      Controller of Princeton
                                                                      Services
Stephen M.M. Miller..............  Senior Vice President            Executive Vice President of
                                                                      Princeton Administrators,
                                                                      L.P.
Joseph T. Monagle, Jr. ..........  Senior Vice President            Senior Vice President of FAM;
                                                                      Senior Vice President of
                                                                      Princeton Services
Richard L. Reller................  Senior Vice President            First Vice President of FAM;
                                                                    First Vice President of
                                                                      Princeton Services
Gerald M. Richard................  Senior Vice President and        Senior Vice President and
                                     Treasurer                        Treasurer of FAM; Senior
                                                                      Vice President and Treasurer
                                                                      of Princeton Services; Vice
                                                                      President and Treasurer of
                                                                      MLFD
Ronald L. Welburn................  Senior Vice President            Senior Vice President of FAM;
                                                                      Senior Vice President of
                                                                      Princeton Services
Anthony Wiseman..................  Senior Vice President            Senior Vice President of FAM;
                                                                      Senior Vice President of
                                                                      Princeton Services


ITEM 29.  PRINCIPAL UNDERWRITERS.


     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, the ten series of CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Convertible Holdings, Inc., The Corporate Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646.



                                        POSITION(S) AND OFFICE(S)           POSITION(S) AND OFFICE(S)
             NAME                               WITH MLFD                        WITH REGISTRANT
-------------------------------  ---------------------------------------    -------------------------
Terry K. Glenn.................  President and Director                     Executive Vice President
Arthur Zeikel..................  Director                                   President and Trustee
Philip L. Kirstein.............  Director                                   None
William E. Aldrich.............  Senior Vice President                      None
Robert W. Crook................  Senior Vice President                      None
Kevin P. Boman.................  Vice President                             None
Michael J. Brady...............  Vice President                             None
William M. Breen...............  Vice President                             None
Sharon Creveling...............  Vice President and Assistant Treasurer     None
Mark A. DeSario................  Vice President                             None
James T. Fatseas...............  Vice President                             None
Debra W. Landsman-Yaros........  Vice President                             None
Michelle T. Lau................  Vice President                             None
Gerald M. Richard..............  Vice President and Treasurer               Treasurer
Salvatore Venezia..............  Vice President                             None
William Wasel..................  Vice President                             None
Robert Harris..................  Secretary                                  None


     (c) Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, MLFDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 31.  MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Trust -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Trust -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and the State of New Jersey on the 23rd day of February, 1996.


                                          MERRILL LYNCH MUNICIPAL SERIES TRUST
                                                       (Registrant)


                                          By:         /s/ TERRY K. GLENN

                                            ------------------------------------

                                              (TERRY K. GLENN, EXECUTIVE VICE
                                                          PRESIDENT)



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



             SIGNATURE                                TITLE                        DATE(S)
-----------------------------------    -----------------------------------    ------------------
          ARTHUR ZEIKEL*               President and Trustee (Principal
-----------------------------------      Executive Officer)
          (ARTHUR ZEIKEL)
        GERALD M. RICHARD*             Treasurer (Principal Financial and
-----------------------------------      Accounting Officer)
        (GERALD M. RICHARD)
         RONALD W. FORBES*             Trustee
-----------------------------------
        (RONALD W. FORBES)
      CYNTHIA A. MONTGOMERY*           Trustee
-----------------------------------
      (CYNTHIA A. MONTGOMERY)
        CHARLES C. REILLY*             Trustee
-----------------------------------
        (CHARLES C. REILLY)
          KEVIN A. RYAN*               Trustee
-----------------------------------
          (KEVIN A. RYAN)
         RICHARD R. WEST*              Trustee
-----------------------------------
         (RICHARD R. WEST)
   *By       /s/ TERRY K. GLENN                                               February 23, 1996
-----------------------------------
(TERRY K. GLENN, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX


 EXHIBIT
 NUMBER
 ------
 2(a)--  By-laws of the Registrant.(a)
 5(a)--  Form of Management Agreement between the Registrant and Merrill Lynch
         Investment Management, Inc. (now known as Merrill Lynch Asset Management,
         L.P.)(a)
 6(a)--  Class B Distribution Agreement between the Registrant and Merrill Lynch
         Funds Distributor, Inc.(a)
  9   -- Form of Transfer Agency, Dividend Disbursing Agency and Shareholder
         Servicing Agency Agreement between Registrant and Merrill Lynch Financial
         Data Services, Inc.(a)
 11   -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant
 13   -- Certificate of Merrill Lynch Investment Management, Inc. (now known as
         Merrill Lynch Asset Management, L.P.)(a)
 16(a)-- Schedule of computation of each performance quotation provided in the
         Registration Statement in response to Item 22 (relating to Class A shares)(a)
  (b)--  Schedule of computation of each performance quotation provided in the
         Registration Statement in response to Item 22 (relating to Class B shares)(a)
 17(a)-- Financial Data Schedule for Class A shares
  (b)--  Financial Data Schedule for Class B shares
  (c)--  Financial Data Schedule for Class C shares
  (d)--  Financial Data Schedule for Class D shares


---------------


     (a) Refiled pursuant to the EDGAR phase-in requirements.